UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________

SCHEDULE 14A
__________________

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.      )

__________________

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

Presto Automation Inc.
(Name of Registrant as Specified In Its Charter)

______________________________________________________________
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee computed previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION
DATED JUNE 14, 2024

NOTICE OF Special MEETING OF STOCKHOLDERS
To Be Held July 16, 2024

To Our Stockholders:

On behalf of the Board of Directors, I cordially invite you to attend the Special Meeting of Stockholders of Presto Automation Inc. (the “Special Meeting”) to be held on July 16, 2024 at 10:00 a.m. Pacific Time. The Special Meeting will be a completely virtual meeting, conducted via live audio webcast, with no physical in-person meeting. You will be able to attend the Special Meeting online, vote your shares electronically and submit your questions during the Special Meeting by visiting www.virtualshareholdermeeting.com/PRST2024SM2 and entering the control number found on your proxy card, voting instruction form or notice you previously received.

At the Special Meeting, you will be asked to:

1.      approve an amendment to the Second Amended and Restated Certificate of Incorporation of the Company, as amended, to effect a reverse stock split of all of the issued and outstanding shares of our common stock, par value $0.0001 per share (“Common Stock”), at a ratio in the range of 1-for-25 to 1-for-100, with the exact ratio of, effective time of and decision to implement the reverse stock split to be determined at by the Board of Directors in its sole discretion (the “Reverse Stock Split Proposal”);

2.      approve the issuance of shares of Common Stock in an amount in excess of 19.99% of the Company’s outstanding Common Stock before the issuance of such shares, as required by and in accordance with Nasdaq Listing Rule 5635(d), which in the case of the issuance of shares to Presto CA LLC (“Presto CA”) set forth in subparagraph (i) will also result in an issuance of shares that may be deemed a change of control under Nasdaq Listing Rule 5635(b), pursuant to the terms of (i) that certain Securities Purchase Agreement, dated October 10, 2023, by and between the Company and Presto CA, an entity affiliated with Cleveland Avenue LLC (“Cleveland Avenue”), upon the operation of anti-dilution provisions contained therein and (ii) those certain Warrants to Purchase Common Stock, dated October 16, 2023, by and between the Company and each of Metropolitan Levered Partners Fund VII, LP, Metropolitan Partners Fund VII, LP, Metropolitan Offshore Partners Fund VII, LP and CEOF Holdings LP (collectively, the “Lenders”), upon the operation of anti-dilution provisions contained therein (the “October Issuance Proposal”). Cleveland Avenue is a significant stockholder of the Company, and Keith Kravcik, a director of the Company, is the Chief Investment Officer of all of Cleveland Avenue’s various Investment Funds, including the funds invested in the Company. Presto CA is a lender under a secured promissory note, dated as of March 21, 2024, in principal amount of $4 million. The Lenders are lenders under that certain Credit Agreement dated as of September 21, 2022, as amended to date, by and among the Company, the Lenders and the other parties thereto;

3.      approve the issuance of shares of Common Stock in an amount in excess of 19.99% of the Company’s outstanding Common Stock before the issuance of such shares, as required by and in accordance with Nasdaq Listing Rule 5635(d), pursuant to the terms of those certain Common Stock Purchase Agreements, dated November 17, 2023, by and between the Company and the purchasers named therein upon the operation of anti-dilution provisions contained in such agreements (the “November Issuance Proposal”);

4.      approve the potential issuance of shares of Common Stock underlying convertible notes and warrants, in an amount in excess of 19.99% of the Company’s outstanding Common Stock before the issuance of such convertible notes and warrants, as required by and in accordance with Nasdaq Listing Rule 5635(d), pursuant to (i) the terms of those certain Securities Purchase Agreements, dated January 29, 2024, by and between the Company and the purchasers named therein and (ii) the terms of those certain Warrants to Purchase Common Stock, dated January 30, 2024, by and between the Company and the Lenders, each upon the operation of anti-dilution provisions contained therein (the “January Issuance Proposal”);

5.      approve the issuance of shares of Common Stock in an amount in excess of 19.99% of the Company’s outstanding Common Stock before the issuance of such shares, as required by and in accordance with Nasdaq Listing Rule 5635(d), pursuant to the terms of those certain Common Stock Purchase Agreements, dated May 22, 2024, by and between the Company and the purchasers named therein upon the operation of anti-dilution provisions contained in such agreements (the “May Issuance Proposal”);

6.      approve the issuance of shares of Common Stock to Triton Funds, LP (“Triton”), pursuant to that certain Common Stock Purchase Agreement, dated May 28, 2024, by and between the Company and Triton (as amended, the “CSPA”), which shares will represent more than 20% of the Company’s issued and outstanding Common Stock as of immediately prior to the signing of the CSPA, as required by Nasdaq Listing Rules 5635(d) (the “CSPA Proposal”); and

7.      transact any other business that may properly come before the Special Meeting and any adjournments or postponements thereof.

Only stockholders of record at the close of business on July 14, 2024 may vote at the Special Meeting. Each stockholder of record is entitled to one vote for each share of common stock held at that time. During the Special Meeting, any stockholder attending the Special Meeting may access a list of the stockholders entitled to vote at the Special Meeting at www.virtualshareholdermeeting.com/PRST2024SM2 by following the instructions contained in the Proxy Statement.

Your vote is important to us. Whether or not you plan to attend the Special Meeting, we strongly urge you to cast your vote promptly. You may vote over the Internet, as well as by mail. Please review the instructions on the proxy or voting instruction card regarding each of these voting options.

By order of the Board of Directors,

Edward Scheetz
Chairperson of the Board
, 2024

i

PRESTO AUTOMATION INC.
985 INDUSTRIAL ROAD, SUITE 205
SAN CARLOS, CA 94070

Special MEETING OF STOCKHOLDERS
To Be HELD JULY 16, 2024

PROXY STATEMENT

GENERAL INFORMATION

The Board of Directors (the “Board”) of Presto Automation Inc. (“Presto,” the “Company,” “we” or “us”) is making this proxy statement (this “Proxy Statement”) available to you in connection with the solicitation of proxies for the Special Meeting of Stockholders (the “Special Meeting”). The Special Meeting will be held virtually on July 16, 2024 at 10:00 a.m. Pacific Time at www.virtualshareholdermeeting.com/PRST2024SM2. The Special Meeting will be a completely virtual meeting, conducted via live audio webcast, with no physical in-person meeting.

At the Special Meeting, our stockholders will be asked to:

1.      approve an amendment to the Second Amended and Restated Certificate of Incorporation of the Company, as amended (the “Certificate of Incorporation”), to effect a reverse stock split of all of the issued and outstanding shares of our common stock, par value $0.0001 per share (“Common Stock”), at a ratio in the range of 1-for-25 to 1-for-100, with the exact ratio of, effective time of and decision to implement the reverse stock split to be determined by the Board in its sole discretion (the “Reverse Stock Split Proposal”);

2.      approve the issuance of shares of Common Stock in an amount in excess of 19.99% of the Company’s outstanding Common Stock before the issuance of such shares, as required by and in accordance with the Nasdaq Stock Market LLC (“Nasdaq”) Listing Rule 5635(d), which in the case of the issuance of shares to Presto CA LLC (“Presto CA”) set forth in subparagraph (i) will also result in an issuance of shares that may be deemed a change of control under Nasdaq Listing Rule 5635(b), pursuant to the terms of (i) that certain Securities Purchase Agreement, dated October 10, 2023, by and between the Company and Presto CA, an entity affiliated with Cleveland Avenue LLC (“Cleveland Avenue”), upon the operation of anti-dilution provisions contained therein and (ii) those certain Warrants to Purchase Common Stock, dated October 16, 2023, by and between the Company and each of Metropolitan Levered Partners Fund VII, LP, Metropolitan Partners Fund VII, LP, Metropolitan Offshore Partners Fund VII, LP and CEOF Holdings LP (collectively, the “Lenders”), upon the operation of anti-dilution provisions contained therein (the “October Issuance Proposal”). Cleveland Avenue is a significant stockholder of the Company, and Keith Kravcik, a director of the Company, is the Chief Investment Officer of all of Cleveland Avenue’s various Investment Funds, including the funds invested in the Company. Presto CA is a lender under a secured promissory note, dated as of March 21, 2024, in principal amount of $4 million. The Lenders are lenders under that certain Credit Agreement dated as of September 21, 2022, as amended to date, by and among the Company, the Lenders and the other parties thereto (the “Credit Agreement”);

3.      approve the issuance of shares of Common Stock in an amount in excess of 19.99% of the Company’s outstanding Common Stock before the issuance of such shares, as required by and in accordance with Nasdaq Listing Rule 5635(d), pursuant to the terms of those certain Common Stock Purchase Agreements, dated November 17, 2023, by and between the Company and the purchasers named therein upon the operation of anti-dilution provisions contained in such agreements (the “November Issuance Proposal”);

4.      approve the potential issuance of shares of Common Stock underlying convertible notes and warrants, in an amount in excess of 19.99% of the Company’s outstanding Common Stock before the issuance of such convertible notes and warrants, as required by and in accordance with Nasdaq Listing Rule 5635(d), pursuant to (i) the terms of those certain Securities Purchase Agreements, dated January 29, 2024, by and between the Company and the purchasers named therein and (ii) the terms of those certain Warrants to Purchase Common Stock, dated January 30, 2024, by and between the Company and the Lenders, each upon the operation of anti-dilution provisions contained therein (the “January Issuance Proposal”);

5.      approve the issuance of shares of Common Stock in an amount in excess of 19.99% of the Company’s outstanding Common Stock before the issuance of such shares, as required by and in accordance with Nasdaq Listing Rule 5635(d), pursuant to the terms of those certain Common Stock Purchase Agreements, dated May 22, 2024, by and between the Company and the purchasers named therein upon the operation of anti-dilution provisions contained in such agreements (the “May Issuance Proposal”);

6.      approve the issuance of shares of Common Stock to Triton Funds, LP (“Triton”), pursuant to that certain Common Stock Purchase Agreement, dated May 28, 2024, by and between the Company and Triton (as amended, the “CSPA”), which shares will represent more than 20% of the Company’s issued and outstanding Common Stock as of immediately prior to the signing of the CSPA, as required by Nasdaq Listing Rules 5635(d) (the “CSPA Proposal”); and

7.      transact any other business that may properly come before the Special Meeting and any adjournments or postponements thereof.

Only stockholders of record at the close of business on June 14, 2024 (the “Record Date”) may vote at the Special Meeting.

This Proxy Statement and the accompanying Notice and proxy card are first being mailed to stockholders on or about            , 2024.

YOUR VOTE IS IMPORTANT TO US. WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE CAST YOUR VOTE PROMPTLY. YOU MAY VOTE OVER THE INTERNET OR BY SIGNING AND DATING A PROXY CARD AND RETURNING IT TO US BY MAIL.

By submitting your proxy using any of the methods above, and as specified in the Notice, you authorize each of Guillaume Lefevre, our Interim Chief Executive Officer, and Susan Shinoff, our General Counsel & Corporate Secretary, to represent you and vote your shares at the Special Meeting in accordance with your instructions. Either one of them may also vote your shares to adjourn the Special Meeting and will be authorized to vote your shares at any postponements or adjournments of the Special Meeting.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

Why am I being provided with these materials?

We are providing this Proxy Statement to you in connection with the Board’s solicitation of proxies to be voted at our Special Meeting, to be held on July 16, 2024, and at any postponements or adjournments of the Special Meeting. This Proxy Statement, along with the accompanying Notice of Special Meeting of Stockholders, summarizes the information you need to know to vote by proxy or in person at the Special Meeting.

How can I access the proxy materials?

On or about            , 2024, we will mail to our stockholders printed copies of the proxy materials, including this Proxy Statement. You may also view and download our proxy materials at www.proxyvote.com. Please see the instructions below regarding how to submit your vote.

How can I attend and vote at the Special Meeting?

To be admitted to the Special Meeting, you will need to log in to www.virtualshareholdermeeting.com/PRST2024SM2 using the 16-digit control number on your proxy card or on the instructions that accompanied your proxy materials for the Special Meeting. If you are not a stockholder or do not have a control number, you may still access the meeting as a guest, but you will not be able to submit questions or vote at the meeting. We recommend you carefully review the procedures needed to gain admission in advance.

Online access to the audio webcast will open 15 minutes prior to the start of the Special Meeting to allow time for you to log in and test your device’s audio system. We encourage you to access the Special Meeting in advance of the designated start time.

Stockholders encountering difficulty with the Special Meeting virtual platform during the sign-in process or at any time during the meeting may utilize technical support provided by the Company through Broadridge Financial Solutions, Inc. Technical support information is provided on the login page for all stockholders beginning 15 minutes prior to the start of the Special Meeting. If you have difficulties accessing the virtual Special Meeting during sign-in or during the meeting, please call the technical support number listed on the Special Meeting login page.

Stockholders eligible to participate in the Special Meeting may submit questions during the Special Meeting through www.virtualshareholdermeeting.com/PRST2024SM2.

Will I be able to participate in the online Special Meeting on the same basis I would be able to participate in a live annual meeting?

The virtual meeting format for the Special Meeting will enable full and equal participation by all of our stockholders from any place in the world at little to no cost. We designed the format of the virtual Special Meeting to ensure that our stockholders who attend the Special Meeting will be afforded the same rights and opportunities to participate as they would at a physical, in-person meeting, and to enhance stockholder access, participation and communication through online tools. We will be providing stockholders with the ability to submit appropriate questions in real time via the Special Meeting website, limiting questions to one per stockholder unless time otherwise permits. We will also make the list of the stockholders entitled to vote at the Special Meeting available during the Special Meeting.

How do I vote my shares without attending the Special Meeting?

Stockholders of record.    You may vote by granting a proxy in the following ways:

•        By Internet:    go to www.virtualshareholdermeeting.com/PRST2024SM2 and follow the on-screen instructions. You will need the Notice or proxy card in order to vote by Internet.

•        By Mail:    request a proxy card from us and indicate your vote by completing, signing and dating the card where indicated and by mailing or otherwise returning the card in the envelope that will be provided to you. You should sign your name exactly as it appears on the proxy card. If you are signing in a representative capacity, indicate your name and title or capacity.

Stockholders with shares held in street name.    You may vote by submitting voting instructions to your bank, broker or other nominee. In most instances, you will be able to do this on the Internet or by mail as indicated above. Please refer to information from your bank, broker or other nominee on how to submit voting instructions.

Internet voting facilities will close at 11:59 p.m., Eastern Time, on            , 2024 for the voting of shares held by stockholders of record or held in street name.

Mailed proxy cards with respect to shares held of record or in street name must be received no later than            , 2024.

What am I voting on at the Special Meeting?

At the Special Meeting, there are four proposals scheduled to be voted on:

•        Proposal 1:    approval of an amendment to the Certificate of Incorporation to effect a reverse stock split of all of the issued and outstanding shares of our Common Stock at a ratio within the range of 1-for-25 to 1-for-100, with the exact ratio of, effective time of and decision to implement the reverse stock split to be determined by the Board in its sole discretion (the “Reverse Stock Split Proposal”);

•        Proposal 2:    approval of the issuance of shares of Common Stock in an amount in excess of 19.99% of the Company’s outstanding Common Stock before the issuance of such shares, as required by and in accordance with Nasdaq Listing Rule 5635(d), which in the case of the issuance of shares to Presto CA set forth in subparagraph (i) will also result in an issuance of shares that may be deemed a change of control under Nasdaq Listing Rule 5635(b), pursuant to the terms of (i) that certain Securities Purchase Agreement, dated October 10, 2023, by and between the Company and Presto CA, an entity affiliated with Cleveland Avenue, upon the operation of anti-dilution provisions contained therein and (ii) those certain Warrants to Purchase Common Stock, dated October 16, 2023, by and between the Company and each of the Lenders, upon the operation of anti-dilution provisions contained therein (the “October Issuance Proposal”). Cleveland Avenue is a significant stockholder of the Company, and Keith Kravcik, a director of the Company, is the Chief Investment Officer of all of Cleveland Avenue’s various Investment Funds, including the funds invested in the Company. Presto CA is a lender under a secured promissory note, dated as of March 21, 2024, in principal amount of $4 million. The Lenders are lenders under the Credit Agreement;

•        Proposal 3:    approval of the issuance of shares of Common Stock in an amount in excess of 19.99% of the Company’s outstanding Common Stock before the issuance of such shares, as required by and in accordance with Nasdaq Listing Rule 5635(d), pursuant to the terms of those certain Common Stock Purchase Agreements, dated November 17, 2023, by and between the Company and the purchasers named therein upon the operation of anti-dilution provisions contained in such agreements (the “November Issuance Proposal”);

•        Proposal 4:    approval of the potential issuance of shares of Common Stock underlying convertible notes and warrants, in an amount in excess of 19.99% of the Company’s outstanding Common Stock before the issuance of such convertible notes and warrants, as required by and in accordance with Nasdaq Listing Rule 5635(d), pursuant to (i) the terms of those certain Securities Purchase Agreements, dated January 29, 2024, by and between the Company and the purchasers named therein and (ii) the terms of those certain Warrants to Purchase Common Stock, dated January 30, 2024, by and between the Company and the Lenders, each upon the operation of anti-dilution provisions contained therein (the “January Issuance Proposal”); and

•        Proposal 5:    approval of the issuance of shares of Common Stock in an amount in excess of 19.99% of the Company’s outstanding Common Stock before the issuance of such shares, as required by and in accordance with Nasdaq Listing Rule 5635(d), pursuant to the terms of those certain Common Stock Purchase Agreements, dated May 22, 2024, by and between the Company and the purchasers named therein upon the operation of anti-dilution provisions contained in such agreements (the “May Issuance Proposal”);

•        Proposal 6:    approval of the issuance of shares of Common Stock to Triton, pursuant to the CSPA, which shares will represent more than 20% of the Company’s issued and outstanding Common Stock as of immediately prior to the signing of the CSPA, as required by Nasdaq Listing Rules 5635(d) (the “CSPA Proposal”).

The Reverse Stock Split Proposal, the October Issuance Proposal, the November Issuance Proposal, the January Issuance Proposal, the May Issuance Proposal and the CSPA Proposal are collectively referred to as the “Proposals.”

Members of our management team are expected to be present at the Special Meeting, where they will have an opportunity to make a statement if so desired and are expected to be available to respond to appropriate questions.

Who is entitled to vote?

Only stockholders of record at the close of business on the Record Date may vote at the Special Meeting. The only class of stock entitled to vote at the Special Meeting is the Company’s Common Stock. Each holder of Common Stock on the Record Date is entitled to one vote for each share of Common Stock held by such holder. On the Record Date, there were            shares of Common Stock outstanding and entitled to vote at the Special Meeting.

What is the difference between being a record holder and holding shares of Common Stock in street name?

A record holder holds shares in its name through Presto’s transfer agent, Continental Stock Transfer & Trust Company (“Continental”). A “beneficial owner,” or a person or entity that holds their or its shares in “street name,” holds shares in the name of a bank, broker or other nominee on that person or entity’s behalf.

Am I entitled to vote if my shares are held in street name?

If your shares are held in street name, the Notice will be forwarded to you by your bank, broker or other nominee, along with a voting instruction card. You may vote by directing your bank, broker or other nominee how to vote your shares. In most instances, you will be able to do this over the Internet or by mail, as indicated above under “How do I vote my shares without attending the Special Meeting?”

Under applicable rules, if you do not give instructions to your bank, broker or other nominee, it may vote on matters that are considered “routine,” but will not be permitted to vote your shares with respect to “non-routine” items. All of the Proposals, except the Reverse Stock Split Proposal, are considered to be non-routine matters, so your bank, broker or other nominee cannot vote your shares on such proposals unless you provide voting instructions for such matter. If you do not provide voting instructions on a non-routine matter, your shares will not be voted on that matter resulting in a “broker non-vote.” The Reverse Stock Split Proposal is a routine matter.

As a street name holder, you may be required to obtain a proxy form from your bank, broker or other nominee to use at the Special Meeting in order to vote your shares. Please follow the instructions that you receive from your broker, bank, or other nominee and the instructions that you will receive via email after registering for the Special Meeting, should you decide to vote during the virtual meeting.

How many shares must be present to hold the Special Meeting?

In order for Presto to conduct the Special Meeting, holders of a majority of the voting power of the shares of Common Stock issued and outstanding and entitled to vote, present by remote communication or represented by proxy, shall constitute a quorum at the Special Meeting. Abstentions and “broker non-votes” are counted as present or represented and entitled to vote for purposes of determining a quorum.

What does it mean if I receive more than one Notice or proxy card?

Receiving more than one Notice or proxy card generally means that you hold shares in more than one brokerage account. To ensure that all of your shares are voted, please sign and return each proxy card, or, if you vote by Internet, vote once for each Notice or proxy card that you receive.

Can I revoke my proxy or change my vote after I submit my proxy?

Yes, you may revoke or change your vote after submitting your proxy card.

Stockholders of record.    Whether you have voted by Internet or mail, you may revoke your proxy or change your vote at any time before it is actually voted. A record holder may revoke their or its proxy by:

•        signing and delivering another proxy with a later date that is received no later than            , 2024;

•        voting again by Internet at a later time before the closing of those voting facilities at 11:59 p.m., Eastern Time, on            , 2024;

•        sending a written statement to that effect to the Company’s Secretary, provided that such statement is received no later than            , 2024; or

•        voting at the Special Meeting.

Stockholders with shares held in street name.    If you wish to revoke your proxy or vote at the Special Meeting, you must follow the instructions provided to you by your bank, broker or other record holder and/or obtain from the record holder a proxy issued in your name. Your virtual attendance at the Special Meeting will not, by itself, revoke your proxy.

Who will count the votes?

The inspector of elections appointed for the Special Meeting will tabulate and certify the votes.

What am I voting on, how many votes are required to approve each item, how are votes counted and how does the Board recommend I vote?

The table below summarizes the proposals that will be voted on, the vote required to approve each item, how votes are counted and how the Board recommends you vote:

Proposal	Vote Required	Voting Options	Board Recommendation(1)	Impact of Broker Non-Votes	Impact of Abstain Vote
Proposal 1 – Reverse Stock Split Proposal	Majority of votes cast	“FOR” “AGAINST” “ABSTAIN”	“FOR”	No broker non-votes (uninstructed shares may be voted in broker’s discretion)	Counted as “AGAINST” vote
Proposal 2 – October Issuance Proposal	Majority of votes cast	“FOR” “AGAINST” “ABSTAIN”	“FOR”	No impact	No impact
Proposal 3 – November Issuance Proposal	Majority of votes cast	“FOR” “AGAINST” “ABSTAIN”	“FOR”	No impact	No impact
Proposal 4 – January Issuance Proposal	Majority of votes cast	“FOR” “AGAINST” “ABSTAIN”	“FOR”	No impact	No impact
Proposal 5 – May Issuance Proposal	Majority of votes cast	“FOR” “AGAINST” “ABSTAIN”	“FOR”	No impact	No impact
Proposal 6 – CSPA Proposal	Majority of votes cast	“FOR” “AGAINST” “ABSTAIN”	“FOR”	No impact	No impact

____________

(1)      If you sign and submit your proxy card without indicating your voting instructions, your shares will be voted in accordance with the Board’s recommendation.

Will any other business be conducted at the Special Meeting?

We know of no other business that will be presented at the Special Meeting. If any other matter properly comes before the stockholders for a vote at the Special Meeting, however, the persons named in the form of proxy card (the “proxy holders”) who you have authorized to represent you and vote your shares at the Special Meeting will vote your shares in accordance with their best judgment.

Who will pay for the cost of the proxy solicitation?

We will pay the cost of soliciting proxies. We have retained         , a professional soliciting organization, to assist in soliciting proxies from brokerage firms, custodians and other fiduciaries. The Company expects the proxy solicitation fees for the proxy solicitor to be $            . In addition, proxies may be solicited on our behalf by directors, officers or employees (for no additional compensation) in person or by telephone, electronic transmission and facsimile transmission. Brokers and other nominees will be requested to solicit proxies or authorizations from beneficial owners (i.e., shares held in street name) and will be reimbursed for their reasonable expenses.

Stockholders who have any questions regarding voting procedures can contact the proxy solicitor at             .

PROPOSAL 1 — REVERSE stock split PROPOSAL

At the Special Meeting, our stockholders will be asked to approve an amendment to our Certificate of Incorporation to effect the Reverse Stock Split of the Common Stock at a ratio within the range of 1-for-25 to 1-for-100, with the exact ratio of, effective time of and decision to implement the reverse stock split to be determined by the Board in its sole discretion (the “Reverse Stock Split”).

Background

Our Certificate of Incorporation currently authorizes us to issue a total of 100,000,000,000 shares of Common Stock and 1,500,000 shares of preferred stock, par value $0.0001 per share. The Board has approved, and is seeking stockholder approval of, the amendment to the Certificate of Incorporation, in substantially the form attached hereto as Appendix A (the “Amendment”), to effect the Reverse Stock Split. The Board has unanimously determined that the Reverse Stock Split is advisable and in the best interests of the Company and our stockholders, and has directed that the adoption and approval of the Reverse Stock Split be submitted to our stockholders for consideration at the Special Meeting.

No other changes will be made to the other provisions of the Certificate of Incorporation pursuant to the Reverse Stock Split Proposal.

Reasons for the Reverse Stock Split

Maintain Listing on the Nasdaq Capital Market

The primary goal of the Reverse Stock Split is to increase the per share market price of our Common Stock to meet the minimum per share bid price requirements for continued listing on the Nasdaq Capital Market. We believe that proposing a range for the ratio for the Reverse Stock Split provides us with the most flexibility to achieve the desired results of the Reverse Stock Split.

On December 28, 2023, we received a notice (the “Notice”) from Nasdaq stating that the Company is not in compliance with the requirement to maintain a minimum closing bid price of $1.00 per share, as set forth in Nasdaq Listing Rule 5450(a)(1) (the “Bid Price Requirement”), because the closing bid price of the Common Stock, was below $1.00 per share for 30 consecutive business days. The Notice had no immediate impact on the listing of the Common Stock on the Nasdaq Global Market. In accordance with Nasdaq Listing Rule 5810(c)(3)(A), we were provided an initial compliance period of 180 calendar days, or until June 25, 2024, to regain compliance with the Bid Price Requirement. In the event the Company does not regain compliance by June 25, 2024, the Company may be eligible for an additional 180 calendar day period to regain compliance. To qualify, the Company would be required to meet the continued listing requirement for market value of publicly held shares and all other initial listing standards for The Nasdaq Capital Market, except for the Bid Price Requirement, and transfer its listing to the Nasdaq Capital Market. The Company would also be required to provide written notice to Nasdaq of its intent to cure the deficiency during this second compliance period by effecting a reverse stock split, if necessary. However, if we are unable to regain compliance with the Bid Price Requirement during the extended 180 day grace period, Nasdaq would notify us that our securities would be subject to delisting. We may appeal any such determination to delist our securities, but there can be no assurance that any such appeal would be successful. As of the date of this proxy statement, we have begun the process to transfer to the Nasdaq Capital Market. We expect that by the time of the Meeting, we will have transferred to the Nasdaq Capital Market.

The Board believes that the proposed Reverse Stock Split is our best option to meet the criteria to satisfy the Bid Price Requirement for continued listing on the Nasdaq Capital Market. A decrease in the number of outstanding shares of our Common Stock resulting from the Reverse Stock Split should, absent other factors, assist in ensuring that the per share market price of our Common Stock remains above the requisite price for continued listing. However, we cannot provide any assurance that our minimum bid price would remain over the Bid Price Requirement of Nasdaq following the Reverse Stock Split.

Potential Increased Interest from New Investors

We believe increasing the trading price of our Common Stock may also assist in our capital-raising efforts by making our Common Stock more attractive to a broader range of investors and promote greater liquidity for our stockholders. A greater price per share of our Common Stock could allow a broader range of institutions to invest in our Common Stock (namely, funds that are prohibited or discouraged from buying stocks with a price below a certain threshold), potentially increasing marketability, trading volume and liquidity of our Common Stock. Many institutional investors view stocks trading at low prices as unduly speculative in nature and, as a result, avoid investing in such stocks. We believe that the Reverse Stock Split will provide the Board flexibility to make our Common Stock a more attractive investment for these institutional investors, which we believe will enhance the liquidity for the holders of our Common Stock and may facilitate future sales of our Common Stock.

The Reverse Stock Split could also increase interest in our Common Stock for analysts and brokers who may otherwise have policies that discourage or prohibit them in following or recommending companies with low stock prices. Additionally, because brokers’ commissions on transactions in low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of our Common Stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher.

The Board intends to effect the Reverse Stock Split only if it believes that a decrease in the number of shares outstanding is in the best interests of the Company and our stockholders and is likely to improve the trading price of our Common Stock and improve the likelihood that we will be allowed to maintain our listing on the Nasdaq Capital Market. Accordingly, our Board approved the Reverse Stock Split as being advisable and in the best interests of the Company.

Potential Effects of the Reverse Stock Split

Effects of the Reverse Stock Split on Issued and Outstanding Shares

If the Reverse Stock Split is effected, it will reduce the total number of issued and outstanding shares of Common Stock by a Reverse Stock Split ratio of between 1-for-25 and 1-for-100. Accordingly, each of our stockholders will own fewer shares of Common Stock as a result of the Reverse Stock Split. However, the Reverse Stock Split will affect all stockholders uniformly and will not affect any stockholder’s percentage ownership interest in the Company, except to the extent that the Reverse Stock Split would result in an adjustment to a stockholder’s ownership of Common Stock due to the treatment of fractional shares in the Reverse Stock Split. Therefore, voting rights and other rights, powers and preferences of the holders of Common Stock will not be affected by the Reverse Stock Split (other than as a result of the treatment of fractional shares). Common Stock issued pursuant to the Reverse Stock Split will remain fully paid and nonassessable, and the par value per share of Common Stock will remain $0.0001.

As of the Record Date, the Company had            shares of Common Stock issued and outstanding. For purposes of illustration, if the Reverse Stock Split is effected at a ratio of 1-for-25, 1-for-60 or 1-for-100, the number of issued and outstanding shares of Common Stock after the Reverse Stock Split would be approximately            shares,            shares and            shares, respectively.

We are currently authorized to issue a maximum of 100,000,000,000 shares of Common Stock. Although the number of authorized shares of Common Stock will not change as a result of the Reverse Stock Split, the number of shares of our Common Stock issued and outstanding will be reduced in proportion to the ratio selected by the Board. Thus, the Reverse Stock Split will effectively increase the number of authorized and unissued shares of our Common Stock available for future issuance by the amount of the reduction effected by the Reverse Stock Split.

Following the Reverse Stock Split, the Board will have the authority to issue the additional shares of Common Stock without requiring future stockholder approval of such issuances, except as may be required by applicable law or rules of any stock exchange on which our securities may be listed. The issuance of additional shares of Common Stock will decrease the relative percentage of equity ownership of our existing stockholders, thereby diluting the voting power of their Common Stock, and, depending on the price at which additional shares may be issued, could also be dilutive to the earnings per share of our Common Stock. We do not currently have any specific plans, proposals or understandings to issue the additional shares that would be available if the Reverse Stock Split is approved and effected, but our liquidity needs have resulted in us accessing the capital markets frequently and we have a significant number of shares authorized for future issuance before the Reverse Stock Split and expect to have a significant number still available following it.

Effects of the Reverse Stock Split on Authorized Share Capital

The total number of shares of Common Stock that we are authorized to issue will not be affected by the Reverse Stock Split.

Effects of the Reverse Stock Split on Outstanding Equity Awards and Plans

If the Reverse Stock Split is effected, the terms of equity awards granted under the Amended and Restated Presto Automation Inc. 2022 Incentive Award Plan (the “Incentive Plan”), including (i) the number of shares and type of Common Stock (or the securities or property) which thereafter may be made the subject of awards; (ii) the number of shares and type of Common Stock (or other securities or property) subject to outstanding awards; (iii) the number of shares and type of Common Stock (or other securities or property) specified as the annual per-participant limitation under the Incentive Plan; (iv) the option price of each outstanding stock option; (v) the amount, if any, paid for forfeited shares in accordance with the terms of the Incentive Plan; and (vi) the number of or exercise price of shares then subject to outstanding SARs previously granted and unexercised under the Incentive Plan, will be proportionally adjusted to the end that the same proportion of our issued and outstanding shares of Common Stock in each instance shall remain subject to exercise at the same aggregate exercise price; subject to adjustments for any fractional shares as described herein and provided, however, that the number of shares of Common Stock (or other securities or property) subject to any award shall always be a whole number. In addition, the total number of shares of Common Stock that may be the subject of future grants under the Incentive Plan, as well as any plan limits on the size of such grants (e.g., the Incentive Plan’s limit on the number of stock options or stock appreciation rights that may be granted to our executive officers in any calendar year) will be adjusted and proportionately decreased as a result of the Reverse Stock Split.

Effect of the Reverse Stock Split on Convertible Securities

The exercise or conversion price and/or the number of Shares issuable under any of the Company’s outstanding convertible securities, including under outstanding warrants, rights, convertible notes and any other similar securities will be proportionately adjusted upon the implementation of the Reverse Stock Split, in accordance with the terms of such securities, based on the Reverse Stock Split ratio.

Effects of the Reverse Stock Split on Voting Rights

Proportionate voting rights and other rights of the holders of Common Stock would not be affected by the Reverse Stock Split (other than as a result of the treatment of fractional shares). For example, a holder of 1% of the voting power of the outstanding Common Stock immediately prior to the effective time of the Reverse Stock Split would continue to hold 1% of the voting power of the outstanding Common Stock after the Reverse Stock Split.

Effects of the Reverse Stock Split on Regulatory Matters

The Company is subject to the periodic reporting and other requirements of the Exchange Act. The Reverse Stock Split will not affect the Company’s obligation to publicly file financial and other information with the Securities and Exchange Commission (the “SEC”).

Treatment of Fractional Shares in the Reverse Stock Split

The Company does not intend to issue fractional shares in the event that a stockholder owns a number of shares of Common Stock that is not evenly divisible by the Reverse Stock Split ratio. If the Reverse Stock Split is effected, each fractional share of Common Stock will be:

•        rounded up to the nearest whole share of Common Stock after all of the fractional interests of a holder have been aggregated, if such shares of Common Stock are held directly; or

•        rounded down to the nearest whole share of Common Stock, if such shares are subject to an award granted under the Incentive Plan, in order to comply with the requirements of Sections 409A and 424 of the Internal Revenue Code.

Determination of the Reverse Stock Split Ratio

The Board believes that stockholder approval of a range of potential Reverse Stock Split ratios is in the best interests of our Company and stockholders because it is not possible to predict market conditions at the time the Reverse Stock Split would be implemented. We believe that a range of Reverse Stock Split ratios provides us with the most flexibility to achieve the desired results of the Reverse Stock Split. The Reverse Stock Split ratio to be selected by our Board will be no less than 1-for-25 and no more than 1-for-100.

The selection of the specific Reverse Stock Split ratio will be based on several factors, including, among other things:

•        our ability to maintain the listing of our Common Stock on the Nasdaq Capital Market;

•        the per share price of our Common Stock immediately prior to the Reverse Stock Split;

•        the expected stability of the per share price of our Common Stock following the Reverse Stock Split;

•        the likelihood that the Reverse Stock Split will result in increased marketability and liquidity of our Common Stock;

•        prevailing market conditions;

•        general economic conditions in our industry; and

•        our market capitalization before, and anticipated market capitalization after, the Reverse Stock Split.

We believe that granting our Board the authority to set the ratio for the Reverse Stock Split is essential because it allows us to take these factors into consideration and to react to changing market conditions. If the Board chooses to implement the Reverse Stock Split, the Company will make a public announcement regarding the determination of the Reverse Stock Split ratio.

Certain Risks and Potential Disadvantages Associated with Reverse Stock Split

The Reverse Stock Split May Not Result in an Increase to our Stock Price

We expect that a Reverse Stock Split will increase the market price of our Common Stock to a level that would meet the Bid Price Requirement and potentially attract more investors. However, the effect of a Reverse Stock Split on the market price of our Common Stock cannot be predicted with any certainty, and the history of reverse stock splits for other companies in our industry is varied, particularly since some investors may view a reverse stock split negatively. It is possible that the per share price of our Common Stock after a Reverse Stock Split will not increase in the same proportion as the reduction in the number of our outstanding shares of Common Stock following the Reverse Stock Split, causing a reduction in the value of the Company as measured by our market capitalization, and the Reverse Stock Split may not result in a per share price that would attract brokers and investors who do not trade in lower-priced stocks. In addition, although we believe a Reverse Stock Split may enhance the desirability of our common stock to certain potential investors, we cannot assure you that, if implemented, our common stock will be more attractive to institutional or other long-term investors. Even if we implement a Reverse Stock Split, the market price of our Common Stock may decrease due to factors unrelated to the Reverse Stock Split. In any case, the market price of our Common Stock may also be based on other factors which may be unrelated to the number of shares outstanding, including our future performance. If a Reverse Stock Split is consummated and the trading price of the Common Stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the Reverse Stock Split. If, in the future, we again become non-compliant with the continued listing requirement, Nasdaq may suspend trading of our Common Stock and commence delisting proceedings before we are able to implement the Reverse Stock Split.

In addition, we have received other notices from Nasdaq regarding non-compliance with other Nasdaq listing requirements that we may not be able to comply with regardless of the Reverse Stock Split.

The Reverse Stock Split May Decrease the Liquidity of Our Common Stock and Result in Higher Transaction Costs

The liquidity of our Common Stock may be negatively impacted by a Reverse Stock Split, given the reduced number of shares that would be outstanding after the Reverse Stock Split, particularly if the stock price does not increase as a result of the Reverse Stock Split. In addition, if a Reverse Stock Split is implemented, it will increase the number of our stockholders who own “odd lots” of fewer than 100 shares of Common Stock. Brokerage commission and other costs of transactions in odd lots are generally higher than the costs of transactions of more than 100 shares of Common Stock. Accordingly, a Reverse Stock Split may not achieve the desired results of increasing marketability and liquidity of our Common Stock described above.

The Reverse Stock Split May Lead to a Decrease in our Overall Market Capitalization

The Reverse Stock Split may be viewed negatively by the market and, consequently, could lead to a decrease in our overall market capitalization. If the per share market price of our Common Stock does not increase in proportion to the Reverse Stock Split ratio, or following such increase does not maintain or exceed such price, then the value of our Company, as measured by our market capitalization, will be reduced. Additionally, any reduction in our market capitalization may be magnified as a result of the smaller number of total shares of Common Stock outstanding following the Reverse Stock Split.

Effectiveness of Amendment

If the Reverse Stock Split Proposal is approved by our stockholders and the Reverse Stock Split is effected, up to every 100 shares of our outstanding Common Stock would be combined and reclassified into one share of Common Stock. The actual timing for implementation of the Reverse Stock Split and the specific ratio would be determined by the Board based upon its evaluation as to when such action would be most advantageous to the Company and its stockholders, but in no event later than the one-year anniversary of the date on which the Reverse Stock Split is approved by the Company’s stockholders at the Special Meeting. Notwithstanding approval of the Reverse Stock Split Proposal by our stockholders, the Board will have the sole authority to elect whether or not and when to amend our Certificate of Incorporation to effect the Reverse Stock Split. If the Reverse Stock Split Proposal is approved by our stockholders, the Board will make a determination as to whether effecting the Reverse Stock Split is in the best interests of the Company and our stockholders in light of, among other things, the Company’s ability to increase the trading price of our Common Stock to meet the Bid Price Requirement of the Nasdaq Capital Market without effecting the Reverse Stock Split, the per share price of the Common Stock immediately prior to the Reverse Stock Split and the expected stability of the per share price of the Common Stock following the Reverse Stock Split.

The text of Appendix A remains subject to modification to include such changes as may be required by the Secretary of State of the State of Delaware and as the Board deems necessary or advisable to implement the Reverse Stock Split.

Consequences of Not Approving this Proposal

If the Reverse Stock Split Proposal is not approved by our stockholders, our Board will not have the authority to effect the amendment to the Certificate of Incorporation to, among other things, facilitate the continued listing of our Common Stock on the Nasdaq Capital Market by increasing the per share trading price of our Common Stock to meet the Bid Price Requirement. Any inability of our Board to effect the Reverse Stock Split could expose us to imminent delisting from the Nasdaq Capital Market. If stockholder approval for the Reverse Stock Split is not obtained, the number of shares of Common Stock that are issued will not change and the anticipated benefits of the Reverse Stock Split described above will not be achieved.

Appraisal Rights

Under the Delaware General Corporation Law, our stockholders are not entitled to appraisal or dissenter’s rights with respect to the Reverse Stock Split, and we will not independently provide our stockholders with any such rights.

Regulatory Approvals

The Reverse Stock Split will not be consummated, if at all, until after approval of the Company’s stockholders is obtained. The Company is not obligated to obtain any governmental approvals or comply with any state or federal regulations prior to consummating the Reverse Stock Split other than the filing of the amendment of the Certificate of Incorporation to effect the Reverse Stock Split with the Secretary of State of the State of Delaware.

Accounting Treatment of the Reverse Stock Split

If the Reverse Stock Split is effected, the par value per share of our Common Stock will remain unchanged at $0.0001. Accordingly, on the effective date of the Reverse Stock Split, the stated capital on the Company’s consolidated balance sheets attributable to our Common Stock will be reduced in proportion to the size of the Reverse Stock Split ratio, and the additional paid-in-capital account will be increased by the amount by which the stated capital is reduced. Our stockholders’ equity, in the aggregate, will remain unchanged. Per share net income or loss will be increased because there will be fewer shares of Common Stock outstanding. The Common Stock held in treasury will be reduced in proportion to the Reverse Stock Split ratio. The Company does not anticipate that any other accounting consequences, including changes to the amount of stock-based compensation expense to be recognized in any period, will arise as a result of the Reverse Stock Split.

Certain U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following is a discussion of certain material U.S. federal income tax consequences of the Reverse Stock Split. This discussion is included for general information purposes only and does not purport to address all aspects of U.S. federal income tax law that may be relevant to stockholders in light of their particular circumstances. This discussion is based on the Code and current Treasury Regulations, administrative rulings and court decisions, all of which are subject to change, possibly on a retroactive basis, and any such change could affect the continuing validity of this discussion.

All stockholders are urged to consult with their own tax advisors with respect to the tax consequences of the Reverse Stock Split. This discussion does not address the tax consequences to stockholders that are subject to special tax rules, such as banks, insurance companies, real estate investment trusts, regulated investment companies, personal holding companies, foreign entities, partnerships, nonresident alien individuals, broker-dealers and tax-exempt entities, persons holding shares as part of a straddle, hedge, conversion transaction or other integrated investment, U.S. holders (as defined below) subject to the alternative minimum tax or the net investment income tax and U.S. holders whose functional currency is not the U.S. dollar. This summary also assumes that the pre-Reverse Stock Split shares of Common Stock were, and the post-Reverse Stock Split shares of Common Stock will be, held as a “capital asset,” as defined in Section 1221 of the Internal Revenue Code.

As used herein, the term “U.S. holder” means a holder that is, for U.S. federal income tax purposes:

•        a citizen or resident of the United States;

•        a corporation or other entity taxed as a corporation created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

•        an estate the income of which is subject to U.S. federal income tax regardless of its source; or

•        a trust (A) if a U.S. court is able to exercise primary supervision over the administration of the trust and one or more “U.S. persons” (as defined in the Code) have the authority to control all substantial decisions of the trust or (B) that has a valid election in effect to be treated as a U.S. person.

In general, no gain or loss should be recognized by a stockholder upon the exchange of pre-Reverse Stock Split Common Stock for post-Reverse Stock Split Common Stock. The aggregate tax basis of the post-Reverse Stock Split Common Stock should be the same as the aggregate tax basis of the pre-Reverse Stock Split Common Stock exchanged in the Reverse Stock Split. A stockholder’s holding period in the post-Reverse Stock Split Common Stock should include the period during which the stockholder held the pre-Reverse Stock Split Common Stock exchanged in the Reverse Stock Split.

As noted above, we will not issue fractional shares of Common Stock in connection with the Reverse Stock Split. In certain circumstances, stockholders who would be entitled to receive fractional shares of Common Stock because they hold a number of shares not evenly divisible by the Reverse Stock Split ratio will automatically be entitled to receive an additional fraction of a share of Common Stock to round up to the next whole post-Reverse Stock Split share of Common Stock. The U.S. federal income tax consequences of the receipt of such an additional fraction of a share of Common Stock is not clear. It is possible that the receipt of such an additional fraction of a share of Common Stock may be treated as a distribution taxable as a dividend or as an amount received in exchange for Common Stock. We intend to treat the issuance of such an additional fraction of a share of Common Stock in the Reverse Stock Split as a non-recognition event, but there can be no assurance that the Internal Revenue Service or a court would not successfully assert otherwise.

Required Vote of Stockholders

To be approved by the stockholders, the Reverse Stock Split Proposal must receive the affirmative vote of a majority of the votes cast at the Special Meeting. Abstentions and broker non-votes will have the same effect as an “Against” vote on this proposal. However, this proposal is a routine matter and brokers and other nominees may generally vote in their discretion on routine matters and, therefore, broker non-votes are not expected on this proposal.

Our Board unanimously recommends that you vote “FOR”
the REVERSE STOCK SPLIT Proposal.

PROPOSAL 2 — OCTOBER ISSUANCE PROPOSAL

At the Special Meeting, our stockholders will be asked to approve the issuance of up to an aggregate of 151,413,042 (on a pre-Reverse Stock Split basis) shares of Common Stock to Presto CA and the Lenders upon operation of anti-dilution provisions contained in the CA Purchase Agreement (as defined below) and the Third Amendment Conversion Warrants (as defined below), as required by and in accordance with Nasdaq Listing Rule 5635(d).

Overview

On October 10, 2023, the Company entered into a securities purchase agreement (the “CA Purchase Agreement”) with Presto CA, pursuant to which the Company agreed to sell 1,500,000 newly issued shares of Common Stock to Presto CA, at a purchase price of $2.00 per share for an aggregate purchase price of $3.0 million in a private placement pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Private Placement”). Presto CA is affiliated with Cleveland Avenue, and Keith Kravcik, a director of Presto, is the Chief Investment Officer of all of Cleveland Avenue’s various Investment Funds, including the funds invested in Presto CA. Presto CA is a lender under a secured promissory note issued by Presto, dated as of March 21, 2024, in principal amount of $4 million. The CA Purchase Agreement includes anti-dilution provisions relating to future issuances or deemed issuances of the Company’s Common Stock from the closing date of the Private Placement to December 31, 2024 at a price per share below the Per Share Purchase Price (as defined in the CA Purchase Agreement), which would require the Company to issue additional shares of Common Stock to Presto CA, upon the terms and subject to the conditions contained in the CA Purchase Agreement.

In addition, on October 10, 2023, the Company entered into a Third Amendment (the “Third Amendment”) to the Credit Agreement with Metropolitan Partners Group Administration, LLC, the administrative, payment and collateral agent (the “Agent”) for the Lenders. In connection with the effectiveness of the Third Amendment, on October 16, 2023, the Company issued (i) warrants to purchase 3,000,000 shares of Common Stock at a purchase price of $0.01 per share to the Lenders in exchange for an aggregate of $6,000,000 of accrued and previously capitalized interest (as subsequently amended and restated, the “Third Amendment Conversion Warrants”) and (ii) warrants to purchase 25,000 shares of Common Stock at a purchase price of $0.01 per share (the “Third Amendment Purchase Warrants” and, together with the Third Amendment Conversion Warrants, the “Third Amendment Warrants”) to the Lenders in exchange for the Agent entering into the Third Amendment (such issuance of the Third Amendment Warrants, together with the Private Placement, is referred to herein as the “October 2023 Offering”). The Third Amendment Warrants may be exercised for cash or pursuant to a net exercise at any time on or before the date that is the five year anniversary of the date of the issuance of the Third Amendment Warrants; provided, that the Company shall not effect the exercise of any portion of the warrant to the extent that giving effect to such exercise, the holder thereof, together with its affiliates collectively would beneficially own in excess of 4.99% of the Common Stock outstanding immediately after giving effect to such exercise. In addition, the Third Amendment Conversion Warrants are subject to anti-dilution provisions relating to future issuances or deemed issuances of the Company’s Common Stock from the issuance date of the Third Amendment Conversion Warrants to December 31, 2024 at a price per share below the Applicable Issuance Price (as defined in the Third Amendment Conversion Warrants), upon the terms and subject to the conditions contained in the Third Amendment Conversion Warrants.

Each of the November 2023 Offering (as defined under “Proposal 2 — November Issuance Proposal” herein) and the January 2024 Offering (as defined under “Proposal 3 — January Issuance Proposal” herein) triggered anti-dilution adjustment provisions in the CA Purchase Agreement and the Third Amendment Conversion Warrants. As a result, (i) the “New Issuance Price” under the CA Purchase Agreement and the Third Amendment Conversion Warrants for the purpose of anti-dilution protection would be $0.40, and (ii) the Company issued an additional 6,000,000 shares of Common Stock to Presto CA and increased the amount of Common Stock issuable upon the exercise of the Third Amendment Conversion Warrants from 3,000,000 shares to 15,000,000 shares.

The Company received gross proceeds of approximately $3.0 million from the Private Placement, prior to deducting fees and offering expenses. The Company did not receive any cash proceeds from the issuance of the Warrants, but did receive a reduction of $6.0 million of the Company’s secured debt.

On March 4, 2024, the Company completed a registered direct offering of an aggregate of 8,533,000 shares of the Company’s Common Stock (the “March 4 Offering”). The March 4 Offering triggered anti-dilution adjustment provisions in the CA Purchase Agreement and the Third Amendment Conversion Warrants. The Company agreed with each of Presto CA and the Lenders that the “New Issuance Price” (as defined in the CA Purchase Agreement and the Third Amendment Conversion Warrants, respectively) would be $0.25. As a result of the March 4 Offering, the Company is required to issue an additional 4,500,000 shares of Common Stock to Presto CA and increase the amount of Common Stock issuable upon the exercise of the Third Amendment Conversion Warrants from 15,000,000 shares to 24,000,000 shares.

On May 22, 2024, the Company completed a registered direct offering of an aggregate of 10,892,851 shares of the Company’s Common Stock (the “May Offering”). The May Offering triggered anti-dilution adjustment provisions in the CA Purchase Agreement and the Third Amendment Conversion Warrants. The Company agreed with each of Presto CA and the Lenders that the “New Issuance Price” (as defined in the CA Purchase Agreement and the Third Amendment Conversion Warrants, respectively) would be $0.14. As a result of the May Offering, the Company is required to issue an additional 9,428,571 shares of Common Stock to Presto CA and increase the amount of Common Stock issuable upon the exercise of the Third Amendment Conversion Warrants from 24,000,000 shares to 42,857,143 shares.

On May 28, 2024, the Company entered into the CSPA with Triton. Pursuant to the CSPA, the Company issued 46,437,737 shares of the Company’s Common Stock at various prices, with a lowest purchase price of $0.05175 per share (the “Triton Offering”). The Triton Offering triggered anti-dilution adjustment provisions in the CA Purchase Agreement and the Third Amendment Conversion Warrants. As a result of the Triton Offering, the “New Issuance Price” (as defined in the CA Purchase Agreement and the Third Amendment Conversion Warrants, respectively) is $0.05175 and the Company is required to issue an additional 36,542,442 shares of Common Stock to Presto CA and increase the amount of Common Stock issuable upon the exercise of the Third Amendment Conversion Warrants from 42,857,143 shares to 115,942,029 shares.

Reasons for the Financings

We believe that the October 2023 Offering was necessary in light of the Company’s cash requirements at the time. The proceeds that we received from the October 2023 Offering allowed the Company to fund its business operations. We also believe that the anti-dilution protections contained in the CA Purchase Agreement and the Third Amendment Conversion Warrants were reasonable in light of market conditions and the size and type of the October 2023 Offering, and that we would not have been able to complete the October 2023 Offering unless such anti-dilution provisions were offered.

Reasons for the Stockholder Approval

Our Common Stock is currently listed on the Nasdaq Global Market, and as a result, we are subject to the Nasdaq Listing Rules. In order to comply with the Nasdaq Listing Rules and to satisfy conditions under the CA Purchase Agreement and the Third Amendment Conversion Warrants, we are seeking stockholder approval of this October Issuance Proposal.

Nasdaq Listing Rule 5635(b) requires stockholder approval for any issuance of securities that will result in a change of control, which Nasdaq generally defines as when one investor or group of investors owns, or has the right to acquire, 20% of more of a company’s outstanding Common Stock or voting power when a company does not have a 20% or greater stockholder before such offering. As a result of the issuance of antidilution shares in connection with the October Issuance Proposal, Presto CA is expected to move from being an approximate 12% shareholder to a 21% shareholder.

Nasdaq Listing Rule 5635(d) requires stockholder approval prior to the issuance of securities in connection with a transaction other than a public offering involving the sale, issuance or potential issuance of common stock (or securities convertible into or exercisable for common stock) in an amount equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance at a price less than the “Minimum Price.” The Minimum Price is defined as the lower of (i) the closing price of the common stock immediately preceding the signing of the binding agreement or (ii) the average closing price of the common stock for the five trading days immediately preceding the signing of the binding agreement.

The October 2023 Offering did not constitute a public offering under the Nasdaq Listing Rules. On October 9, 2023, the last trading day prior to the entry into the CA Purchase Agreement and the issuance of the Third Amendment Warrants, the closing price of the Common Stock was $1.66 and the average closing price of the Common Stock for the five trading days immediately preceding October 10, 2023 was $1.73. Immediately prior to entering into the CA

Purchase Agreement and the Third Amendment, and the closing of the October 2023 Offering, we had 57,415,942 outstanding shares of Common Stock. As described above, as a result of the May Offering, the Company agreed that the “New Issuance Price” (as defined in the CA Purchase Agreement and the Third Amendment Conversion Warrants, respectively) for Presto CA and the Lenders would be $0.14. Further, after giving effect to the anti-dilution adjustments in each of the CA Purchase Agreement and the Third Amendment Conversion Warrants as a result of the March 4 Offering, the May Offering and the Triton Offering, an aggregate of 173,913,042 shares of Common Stock (including shares issuable upon exercise of the Third Amendment Conversion Warrants) were to be issued in connection with the October 2023 Offering.

Accordingly, we are seeking stockholder approval under Nasdaq Listing Rules 5635(b) and 5635(d) for the sale, issuance or potential issuance by us of 151,413,042 shares of Common Stock (or securities convertible into or exercisable for our Common stock) in excess of 20% of the shares of our Common Stock outstanding immediately prior to the October 2023 Offering as a result of the anti-dilution provisions of the CA Purchase Agreement and the Third Amendment Conversion Warrants triggered by the March 4 Offering, the May Offering and the Triton Offering.

Consequences of Not Approving this Proposal

The Board is not seeking the approval of our stockholders to authorize our entry into the CA Purchase Agreement or the issuance of the Third Amendment Warrants. The CA Purchase Agreement and the Third Amendment Warrants have already been executed and delivered, and the closing of the October 2023 Offering has occurred. The failure of our stockholders to approve this proposal will mean that we will not be able to issue shares of Common Stock in accordance with the anti-dilution provisions of the CA Purchase Agreement and the Third Amendment Conversion Warrants, as applicable, as a result of the March 4 Offering, the May Offering and the Triton Offering. Pursuant to the terms of the CA Purchase Agreement and the Third Amendment Conversion Warrants, as applicable, we agreed to hold a meeting of stockholders and take such action as necessary in order to obtain stockholder approval in accordance with Nasdaq Listing Rule 5635(d) if the aggregate number of shares of Common Stock issued to Presto CA and holders of the Third Amendment Conversion Warrants reaches the Nasdaq 19.99% limit. Failure to obtain such approval may discourage future investors from engaging in future financings with us. If these consequences occur, we may have difficulty finding alternative sources of capital to fund our operations in the future on terms favorable to us or at all. We can provide no assurance that we would be successful in raising funds or that such funds could be raised at prices that would not create substantial dilution for our existing stockholders.

Potential Adverse Effects of Approving this Proposal

If approved, this proposal will provide for the issuance of up to an aggregate of 151,413,042 shares of Common Stock to Presto CA and the Lenders. The issuance of shares of Common Stock to Presto CA and the issuance of shares of Common Stock to the Lenders upon the exercise of the Third Amendment Conversion Warrants will dilute the percentage ownership interest of all stockholders, will dilute the book value per share of the Common Stock and will increase the number of the Company’s outstanding shares, which could depress the market price of the Common Stock.

Vote Required

To be approved by the stockholders, the October Issuance Proposal must receive the affirmative vote of a majority of the votes cast at the Special Meeting. Abstentions and broker non-votes will have no effect on this October Issuance Proposal.

OUR BOARD UNANIMOUSLY RECOMMENDS YOU VOTE “FOR”
THE OCTOBER ISSUANCE PROPOSAL.

PROPOSAL 3 — NOVEMBER ISSUANCE PROPOSAL

At the Special Meeting, our stockholders will be asked to approve the issuance of up to an aggregate of 47,406,279 (on a pre-Reverse Stock Split basis) shares of Common Stock to the November 2023 Purchasers (as defined below) upon operation of anti-dilution provisions contained in the November Purchase Agreements (as defined below), as required by and in accordance with Nasdaq Listing Rule 5635(d).

Overview

On November 17, 2023, the Company entered into common stock purchase agreements (the “November Purchase Agreements”) with several investors (the “November 2023 Purchasers”) relating to the issuance and sale of an aggregate of 7,750,000 shares of the Company’s Common Stock (the “November 2023 Offering”).

Pursuant to the November Purchase Agreements, the Company issued 4,000,000 shares of Common Stock at an offering price of $1.00 per share. The offering also includes the issuance of 3,750,000 shares of Common Stock to one investor and its related party at an average price of $0.80 per share. The November Purchase Agreements include anti-dilution provisions relating to future issuances or deemed issuances of the Company’s Common Stock from November 21, 2023 to April 1, 2024 at a price per share below $1.00, which would require the Company to issue additional shares of Common Stock to the November 2023 Purchasers, upon the terms and subject to the conditions contained in the November Purchase Agreements.

The January 2024 Offering triggered the anti-dilution provisions in the November Purchase Agreements. The November 2023 Purchasers holding 3,000,000 out of the 4,000,000 shares issued in the November 2023 Offering agreed that the “New Issuance Price” (as defined in the November Purchase Agreement) for the purpose of anti-dilution protection would be $0.40 and not $0.25 (the “$0.40 Anti-dilution Holders”) and November 2023 Purchasers holding the remaining 1,000,000 shares issued in the November 2023 Offering agreed that the “New Issuance Price” (as defined in the November Purchase Agreement) for the purpose of anti-dilution protection would be $0.25 (the “$0.25 Anti-dilution Holder”). As a result of the January 2024 Offering, the Company issued an additional 4,500,000 shares to the $0.40 Anti-dilution Holders and an additional 3,000,000 shares to the $0.25 Anti-dilution Holder.

The Company received gross proceeds of approximately $7.0 million from the November 2023 Offering, prior to deducting placement agent fees and other estimated offering expenses payable by the Company.

The November 2023 Offering was made pursuant to the Company’s effective shelf registration statement on Form S-3 (Registration No. 333-275112), which was previously filed with the SEC on October 20, 2023 and declared effective on October 30, 2023, and a prospectus supplement, dated November 17, 2023, and accompanying prospectus, dated October 30, 2023.

On March 4, 2024, the Company completed the March 4 Offering. The March 4 Offering triggered anti-dilution adjustment provisions for the $0.40 Anti-dilution Holders. The Company further agreed with the $0.40 Anti-dilution Holders that the “New Issuance Price” (as defined in the November Purchase Agreement) would be $0.25. As a result of the March 4 Offering, the Company is required to issue an additional 4,500,000 shares of Common Stock to the $0.40 Anti-dilution Holders.

In connection with the May Offering, the Company and the November 2023 Purchasers that participated in the May Offering agreed to reinstate the anti-dilution provisions in their respective November Purchase Agreements (the “Reinstated Agreements”), such that such anti-dilution provisions will apply for any future issuances undertaken after the May Offering that are below the Per Share Purchase Price (as defined in such agreements) of $0.25.

On May 28, 2024, the Company entered into the CSPA with Triton. Pursuant to the CSPA, the Company completed the Triton Offering. The Triton Offering triggered anti-dilution adjustment provisions in the Reinstated Agreements. As a result of the Triton Offering, the “New Issuance Price” (as defined in the November Purchase Agreements) is $0.05175 with respect to the November 2023 Purchasers party to the Reinstated Agreements (the “Reinstated Purchasers”) and the Company is required to issue an additional 42,906,279 shares of Common Stock to the Reinstated Holders.

Reasons for the Financing

We believe that the November 2023 Offering was necessary in light of the Company’s cash requirements at the time. The proceeds that we received from the November 2023 Offering allowed the Company to fund its business operations. We also believe that the anti-dilution protections contained in the November Purchase Agreements were reasonable in light of market conditions and the size and type of the November 2023 Offering, and that we would not have been able to complete the November 2023 Offering unless such anti-dilution provisions were offered.

Reasons for the Stockholder Approval

Our Common Stock is currently listed on the Nasdaq Global Market, and as a result, we are subject to the Nasdaq Listing Rules. In order to comply with the Nasdaq Listing Rules and to satisfy conditions under the November Purchase Agreements, we are seeking stockholder approval of this November Issuance Proposal.

Nasdaq Listing Rule 5635(d) requires stockholder approval prior to the issuance of securities in connection with a transaction other than a public offering involving the sale, issuance or potential issuance of common stock (or securities convertible into or exercisable for common stock) in an amount equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance at a price less than the “Minimum Price.” The Minimum Price is defined as the lower of (i) the closing price of the common stock immediately preceding the signing of the binding agreement or (ii) the average closing price of the common stock for the five trading days immediately preceding the signing of the binding agreement.

The November 2023 Offering did not constitute a public offering under the Nasdaq Listing Rules. On November 16, 2023, the last trading day prior to the entry into the November Purchase Agreement, the closing price of the Common Stock was $0.82 and the average closing price of the Common Stock for the five trading days immediately preceding November 17, 2023 was $0.92. Immediately prior to entering into the November Purchase Agreements, and the closing of the November 2023 Offering, we had 59,029,377 outstanding shares of Common Stock. As described above, as a result of the March 4 Offering and the Triton Offering, the “New Issuance Price” (as defined in the November Purchase Agreements) for the purpose of anti-dilution protection is $0.05175. Further, after giving effect to the anti-dilution adjustments in the November Purchase Agreements as a result of the March 4 Offering and the Triton Offering, an aggregate of 62,656,279 shares of Common Stock were to be issued in connection with the November 2023 Offering.

Accordingly, we are seeking stockholder approval under Nasdaq Listing Rule 5635(d) for the sale, issuance or potential issuance by us of 47,406,279 shares of Common Stock in excess of 20% of the shares of our Common Stock outstanding immediately prior to the November 2023 Offering, as a result of the anti-dilution provisions in the November Purchase Agreements triggered by the March 4 Offering and the Triton Offering.

Consequences of Not Approving this Proposal

The Board is not seeking the approval of our stockholders to authorize our entry into the November Purchase Agreements. The November Purchase Agreements have already been executed and delivered, and the closing of the November 2023 Offering has occurred. The failure of our stockholders to approve this proposal will mean that we will not be able to issue shares of Common Stock in accordance with the anti-dilution provisions of the November Purchase Agreements as a result of the March 4 Offering and the Triton Offering. Pursuant to the terms of the November Purchase Agreements, we agreed to hold a meeting of stockholders and take such action as necessary in order to obtain stockholder approval in accordance with Nasdaq Listing Rule 5635(d) if the aggregate number of shares of Common Stock issued to the November 2023 Purchasers reaches the Nasdaq 19.99% limit. Failure to obtain such approval may discourage future investors from engaging in future financings with us. If these consequences occur, we may have difficulty finding alternative sources of capital to fund our operations in the future on terms favorable to us or at all. We can provide no assurance that we would be successful in raising funds or that such funds could be raised at prices that would not create substantial dilution for our existing stockholders.

Potential Adverse Effects of Approving this Proposal

If approved, this proposal will provide for the issuance of up to an aggregate of 47,406,279 shares of Common Stock to the November 2023 Purchasers. The issuance of shares of Common Stock to the November 2023 Purchasers will dilute the percentage ownership interest of all stockholders, will dilute the book value per share of the Common Stock and will increase the number of the Company’s outstanding shares, which could depress the market price of the Common Stock.

Vote Required

To be approved by the stockholders, the November Issuance Proposal must receive the affirmative vote of a majority of the votes cast at the Special Meeting. Abstentions and broker non-votes will have no effect on this November Issuance Proposal.

OUR BOARD UNANIMOUSLY RECOMMENDS YOU VOTE “FOR”
THE NOVEMBER ISSUANCE PROPOSAL.

PROPOSAL 4 — JANUARY ISSUANCE PROPOSAL

At the Special Meeting, our stockholders will be asked to approve the proposed issuance of up to an aggregate of 173,736,016 (on a pre-Reverse Stock Split basis) shares of Common Stock underlying the Fifth Amendment Warrants (as defined below) issued to the Lenders and the January 2024 Notes (as defined below) issued to the January 2024 Purchasers (as defined below) upon operation of anti-dilution provisions contained in the Fifth Amendment Warrants and the January Purchase Agreements, as required by and in accordance with Nasdaq Listing Rule 5635(d).

Overview

On January 29, 2024, the Company entered into Securities Purchase Agreements (the “January Purchase Agreements”) with several investors (the “January 2024 Purchasers”) relating to the issuance and sale (the “January 2024 Offering”) of an aggregate of:

(1)    $6.0 million principal amount of subordinated notes (the “January 2024 Notes”) in consideration for a cash investment of $6.0 million from a number of investors consisting of (i) a lead investor (the “Lead Investor”) who purchased $3.0 million of the January 2024 Notes, (ii) Remus Capital Series B II, L.P. (“Remus Capital”), an entity controlled by one of our directors and under common control with other entities that beneficially owned 25.2% of our outstanding shares of Common Stock prior to the January 2024 Offering, which purchased $2.675 million of the January 2024 Notes, and (iii) various other investors, and

(2)    $3.0 million principal amount of subordinated notes issued to the Lead Investor in exchange for forfeiting 3,000,000 shares of our common stock that the Lead Investor had purchased on November 21, 2023 at a price of $1.00 per share together with all shares of Common Stock that would be issuable in respect of such shares as a result of this financing, totaling 4,500,000 additional shares.

The January 2024 Notes benefit from “full ratchet” anti-dilution protection through December 31, 2024. As a result, in the event of the issuance of any Common Stock or securities convertible into or exchangeable for Common Stock at a price that is less than the initial Conversion Price of $0.25, the Conversion Price shall be reduced to that lower price.

In addition, on January 30, 2024, the Company and its wholly owned subsidiary Presto Automation LLC, entered into a Fifth Amendment to Credit Agreement and Acknowledgment (the “Fifth Amendment”) with the Agent, as administrative agent on behalf of the Lenders party to the Credit Agreement, and certain significant stakeholders of the Company party thereto. The Fifth Amendment was preceded by the Forbearance and Fourth Amendment to the Credit Agreement, dated January 22, 2024 (the “Forbearance Agreement”), by and among the Company, the Agent, the Lenders and certain significant stakeholders of the Company party thereto.

In connection with the effectiveness of the Fifth Amendment, the Company issued to the Lenders warrants to purchase 5,323,298 shares of Common Stock (as subsequently amended and restated, the “Fifth Amendment Warrants”) reflecting a value equal to the amount of interest that would accrue on the outstanding loan under the Credit Agreement through December 31, 2024 at a rate of 4% per annum. The Fifth Amendment Warrants were required to be issued pursuant to the Forbearance Agreement to account for the reduction in interest rate under the Credit Agreement from 12% to 8% upon the closing of the Offering. The Fifth Amendment Warrants may be exercised for cash or pursuant to a net exercise at any time on or before the date that is the five year anniversary of the date of the issuance of the Fifth Amendment Warrants; provided, that the Company shall not effect the exercise of any portion of the warrant to the extent that giving effect to such exercise, the holder thereof, together with its affiliates collectively would beneficially own in excess of 4.99% of the Common Stock outstanding immediately after giving effect to such exercise. In addition, the Fifth Amendment Warrants are subject to anti-dilution provisions relating to future issuances or deemed issuances of the Company’s Common Stock from the issuance date of the Fifth Amendment Warrants to December 31, 2024 at a price per share below $0.40, upon the terms and subject to the conditions contained in the Fifth Amendment Warrants.

On March 4, 2024, the Company completed the March 4 Offering. The March 4 Offering triggered anti-dilution adjustment provisions in the Fifth Amendment Warrants. The Company agreed with the Lenders that the “New Issuance Price” (as defined in the Fifth Amendment Warrants) would be $0.25. As a result of the March 4 Offering, the Company is required to increase the amount of Common Stock issuable upon the exercise of the Fifth Amendment Warrants from 5,323,298 shares to 8,517,278 shares.

On May 22, 2024, the Company completed the May Offering. The May Offering triggered anti-dilution adjustment provisions in the January Purchase Agreements and the Fifth Amendment Warrants. The Company agreed with the Lenders that the “New Issuance Price” (as defined in the Fifth Amendment Warrants) would be $0.14 and agreed with the January 2024 Purchasers that the new Conversion Price (as defined in the January Purchase Agreements) would be $0.14. As a result of the May Offering, the Company is required to issue an additional 28,285,714 shares of Common Stock underlying the January 2024 Notes and increase the amount of Common Stock issuable upon the exercise of the Fifth Amendment Warrants from 8,517,278 shares to 15,209,425 shares.

On May 28, 2024, the Company entered into the CSPA with Triton. Pursuant to the CSPA, the Company completed the Triton Offering. The Triton Offering triggered anti-dilution adjustment provisions in the January Purchase Agreements and the Fifth Amendment Warrants. As a result of the Triton Offering, the “New Issuance Price” (as defined in the Fifth Amendment Warrants) is $0.05175, the new Conversion Price (as defined in the January Purchase Agreements) is $0.05175, and the Company is required to issue an additional 109,627,329 shares of Common Stock underlying the January 2024 Notes and increase the amount of Common Stock issuable upon the exercise of the Fifth Amendment Warrants from 15,209,425 shares to 41,146,271 shares.

Reasons for the Financings

We believe that the anti-dilution provisions contained in the January Purchase Agreements and the Fifth Amendment Warrants were reasonable in light of market conditions and the negotiations surrounding the January 2024 Offering, and that we would not have been able to complete the January 2024 Offering unless such provisions were offered.

Reasons for the Stockholder Approval

Our Common Stock is currently listed on the Nasdaq Global Market, and as a result, we are subject to the Nasdaq Listing Rules. In order to comply with the Nasdaq Listing Rules and to satisfy conditions under the January 2024 Notes and the Fifth Amendment Warrants, we are seeking stockholder approval of this proposal.

Nasdaq Listing Rule 5635(d) requires stockholder approval prior to the issuance of securities in connection with a transaction other than a public offering involving the sale, issuance or potential issuance of common stock (or securities convertible into or exercisable for common stock) in an amount equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance at a price less than the “Minimum Price.” The Minimum Price is defined as the lower of (i) the closing price of the common stock immediately preceding the signing of the sale agreement or (ii) the average closing price of the common stock for the five trading days immediately preceding the signing of the sale agreement.

The January 2024 Offering and issuance of the Fifth Amendment Warrants did not constitute a public offering under the Nasdaq Listing Rules. On January 26, 2024, the last trading day prior to the entry into the January Purchase Agreements and the issuance of the Fifth Amendment Warrants, the closing price of the Common Stock was $0.26 and the average closing price of the Common Stock for the five trading days immediately preceding January 29, 2024 was $0.28. Immediately prior to entering into the January Purchase Agreement and the issuance of the Fifth Amendment Warrants, and the closing of the January 2024 Offering, we had 71,042,539 outstanding shares of Common Stock. As described above, as a result of the January 2024 Offering, the Company agreed to issue up to an aggregate of 36,000,000 shares of Common Stock upon conversion of the January 2024 Notes at an initial conversion price of $0.25 per share and up to an aggregate of 5,323,298 shares underlying the Fifth Amendment Warrants to the Lenders (the “January Issuance Shares”). Further, as a result of the March 4 Offering, the Company is required to increase the amount of Common Stock issuable upon the exercise of the Fifth Amendment Warrants from 5,323,298 shares to 8,517,278 shares; as a result of the May Offering, the Company is required to issue an additional 28,285,714 shares of Common Stock underlying the January 2024 Notes and to increase the amount of Common Stock issuable upon the exercise of the Fifth Amendment Warrants from 8,517,278 to 15,209,425 shares; and as a result of the Triton Offering, the Company is required to issue an additional 109,627,329 shares of Common Stock underlying the January 2024 Notes and to increase the amount of Common Stock issuable upon the exercise of the Fifth Amendment Warrants from 15,209,425 to 41,146,271 shares.

Accordingly, we are seeking stockholder approval for the sale, issuance or potential issuance by us of 173,736,016 shares of Common Stock (or securities convertible into or exercisable for our Common Stock) in excess of 20% of the shares of our Common Stock outstanding immediately prior to the January 2024 Offering, as a result of the anti-dilution provisions of the January Purchase Agreements and the Fifth Amendment Warrants triggered by the March 4 Offering, the May Offering and the Triton Offering.

Consequences of Not Approving this Proposal

The Board is not seeking the approval of our stockholders to authorize our entry into the January Purchase Agreements and the Fifth Amendment Warrants. The January Purchase Agreements and the Fifth Amendment Warrants have already been executed and delivered, and the closing of the January 2024 Offering has occurred. The failure of our stockholders to approve this proposal will mean that we will not be able to issue the additional shares underlying the January 2024 Notes and the Fifth Amendment Warrants as a result of the March 4 Offering, the May Offering and the Triton Offering. Pursuant to the terms of the January Purchase Agreements and the Fifth Amendment Warrants, we agreed to hold a meeting of stockholders and take such action as necessary in order to obtain stockholder approval in accordance with Nasdaq Listing Rule 5635(d) if the aggregate number of shares of Common Stock issued pursuant to the January 2024 Notes and the Fifth Amendment Warrants reaches the Nasdaq 19.99% limit. Failure to obtain such approval may discourage future investors from engaging in future financings with us. If these consequences occur, we may have difficulty finding alternative sources of capital to fund our operations in the future on terms favorable to us or at all. We can provide no assurance that we would be successful in raising funds or that such funds could be raised at prices that would not create substantial dilution for our existing stockholders.

Potential Adverse Effects of Approving this Proposal

If approved, this proposal will provide for the issuance of up to an aggregate of 173,736,016 shares of Common Stock to the January 2024 Purchasers and the Lenders. The issuance of these additional shares of Common Stock will dilute the percentage ownership interest of all stockholders, will dilute the book value per share of the Common Stock and will increase the number of the Company’s outstanding shares, which could depress the market price of the Common Stock.

Vote Required

To be approved by the stockholders, the January Issuance Proposal must receive the affirmative vote of a majority of the votes cast at the Special Meeting. Abstentions and broker non-votes will have no effect on this January Issuance Proposal.

OUR BOARD UNANIMOUSLY RECOMMENDS YOU VOTE “FOR”
THE January ISSUANCE PROPOSAL.

PROPOSAL 5 — MAY ISSUANCE PROPOSAL

At the Special Meeting, our stockholders will be asked to approve the issuance of up to an aggregate of 10,293,668 (on a pre-Reverse Stock Split basis) shares of Common Stock to the May Purchasers (as defined below) upon operation of anti-dilution provisions contained in the May Purchase Agreements (as defined below), as required by and in accordance with Nasdaq Listing Rule 5635(d).

Overview

On May 22, 2024, the Company entered into a securities purchase agreement (the “May Purchase Agreements”) with several investors (the “May Purchasers”) relating to the issuance and sale of an aggregate of 10,892,851 shares of the Company’s Common Stock.

Pursuant to the May Purchase Agreement, the Company issued 10,892,851 shares of the Company’s Common Stock at an offering price of $0.14. The aggregate gross proceeds to the Company from the May Offering were approximately $1,525,000, before deducting estimated offering expenses payable by the Company. The May Offering closed on May 22, 2024. The May Purchase Agreement includes anti-dilution provisions relating to future issuances or deemed issuances of the Company’s Common Stock from May 22, 2024 to December 31, 2024 at a price per share below $0.14, which would require the Company to issue additional shares of Common Stock to the May Purchasers, upon the terms and subject to the conditions contained in the May Purchase Agreement.

The May Offering was made pursuant to the Company’s effective shelf registration statement on Form S-3 (Registration No. 333-275112), which was previously filed with the SEC on October 20, 2023 and declared effective on October 30, 2023, and a prospectus supplement, dated May 20, 2024, and accompanying prospectus, dated October 30, 2023.

On May 28, 2024, the Company entered into the CSPA with Triton. Pursuant to the CSPA, the Company completed the Triton Offering. The Triton Offering triggered anti-dilution adjustment provisions in the May Purchase Agreement. As a result of the Triton Offering, the “New Issuance Price” (as defined in the May Purchase Agreement) is $0.05175 and the Company is required to issue an additional 18,575,731 shares of Common Stock to the May Purchasers.

Reasons for the Financing

We believe that the May Offering was necessary in light of the Company’s cash requirements at the time. The proceeds that we received from the May Offering allowed the Company to fund its business operations. We also believe that the anti-dilution protections contained in the May Purchase Agreement were reasonable in light of market conditions and the size and type of the May Offering, and that we would not have been able to complete the May Offering unless such anti-dilution provisions were offered.

Reasons for the Stockholder Approval

Our Common Stock is currently listed on the Nasdaq Global Market, and as a result, we are subject to the Nasdaq Listing Rules. In order to comply with the Nasdaq Listing Rules and to satisfy conditions under the May Purchase Agreement, we are seeking stockholder approval of this May Issuance Proposal.

Nasdaq Listing Rule 5635(d) requires stockholder approval prior to the issuance of securities in connection with a transaction other than a public offering involving the sale, issuance or potential issuance of common stock (or securities convertible into or exercisable for common stock) in an amount equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance at a price less than the “Minimum Price.” The Minimum Price is defined as the lower of (i) the closing price of the common stock immediately preceding the signing of the binding agreement or (ii) the average closing price of the common stock for the five trading days immediately preceding the signing of the binding agreement.

The May Offering did not constitute a public offering under the Nasdaq Listing Rules. On May 21, 2024, the last trading day prior to the entry into the May Purchase Agreement, the closing price of the Common Stock was $0.2152 and the average closing price of the Common Stock for the five trading days immediately preceding May 22, 2024 was $0.1862. Immediately prior to entering into the May Purchase Agreement, and the closing of the May Offering, we had

95,922,541 outstanding shares of Common Stock. As described above, as a result of the Triton Offering, the Company agreed that the “New Issuance Price” (as defined in the May Purchase Agreement) for the purpose of anti-dilution protection would be $0.05175. Further, after giving effect to the anti-dilution adjustments in the May Purchase Agreement, an aggregate of 29,468,582 shares of Common Stock were to be issued in connection with the May Offering.

Accordingly, we are seeking stockholder approval under Nasdaq Listing Rule 5635(d) for the issuance by us of 10,293,668 shares of Common Stock in excess of 20% of the shares of our Common Stock outstanding immediately prior to the May Offering, as a result of the anti-dilution provisions in the May Purchase Agreement triggered by the Triton Offering.

Consequences of Not Approving this Proposal

The Board is not seeking the approval of our stockholders to authorize our entry into the May Purchase Agreement. The May Purchase Agreement has already been executed and delivered, and the closing of the May Offering has occurred. The failure of our stockholders to approve this proposal will mean that we will not be able to issue shares of Common Stock in accordance with the anti-dilution provisions of the May Purchase Agreement as a result of the Triton Offering. Pursuant to the terms of the May Purchase Agreement, we agreed to hold a meeting of stockholders and take such action as necessary in order to obtain stockholder approval in accordance with Nasdaq Listing Rule 5635(d) if the aggregate number of shares of Common Stock issued to the May Purchasers reaches the Nasdaq 19.99% limit. Failure to obtain such approval may discourage future investors from engaging in future financings with us. If these consequences occur, we may have difficulty finding alternative sources of capital to fund our operations in the future on terms favorable to us or at all. We can provide no assurance that we would be successful in raising funds or that such funds could be raised at prices that would not create substantial dilution for our existing stockholders.

Potential Adverse Effects of Approving this Proposal

If approved, this proposal will provide for the issuance of up to an aggregate of 10,293,668 shares of Common Stock to the May Purchasers. The issuance of shares of Common Stock to the May Purchasers will dilute the percentage ownership interest of all stockholders, will dilute the book value per share of the Common Stock and will increase the number of the Company’s outstanding shares, which could depress the market price of the Common Stock.

Vote Required

To be approved by the stockholders, the May Issuance Proposal must receive the affirmative vote of a majority of the votes cast at the Special Meeting. Abstentions and broker non-votes will have no effect on this May Issuance Proposal.

OUR BOARD UNANIMOUSLY RECOMMENDS YOU VOTE “FOR”
THE MAY ISSUANCE PROPOSAL.

PROPOSAL 6 — CSPA PROPOSAL

At the Special Meeting, our stockholders will be asked to approve the issuance of shares of our Common Stock to Triton pursuant to the CSPA, which shares will represent more than 20% of our issued and outstanding Common Stock as of May 28, 2024, as required by and in accordance with Nasdaq Listing Rule 5635(d).

Common Stock Purchase Agreement

As previously disclosed in a Current Report on Form 8-K filed on May 28, 2024, on May 28, 2024, the Company entered into the CSPA with Triton, pursuant to which, we have the right, but not the obligation, to sell to Triton up to $5 million of shares of our Common Stock, from time to time during the commitment period commencing on May 28, 2024 and terminating on the earlier of (i) December 31, 2024 or (ii) the date on which Triton shall have purchased shares of our Common Stock pursuant to the CSPA equal to the investment amount of $5 million (the “Commitment Period”).

Each sale we request under the CSPA may be for a number of shares of our Common Stock that does not exceed 9.9% of our outstanding shares as of the date of the CSPA which amount is 9,988,465 shares (the “Commitment Shares”). Triton has committed to purchase the Commitment Shares at the lowest of (i) the official closing price of our Common Stock on Nasdaq on the trading day immediately preceding our submission of a purchase notice to Triton which purchase notice, in each case, creates a binding agreement to sell such shares on the part of the Company and to acquire such shares on the part of Triton (a “Purchase Notice”), (ii) the average official closing price of our Common Stock on Nasdaq for the five consecutive trading days ending on the business day immediately preceding our submission of a Purchase Notice to Triton, and (iii) 75% of the lowest traded price of our Common Stock five days prior to the closing date. The price in (i) and (ii) is referred to as the “Minimum Price” and the price in (i), (ii) and (iii) are referred to as the “Purchase Price.” We issued a first purchase notice for 9,988,465 shares on May 31, 2024 (the “First Purchase Notice”). The closing under the First Purchase Notice took place on June 6, 2024 at a price per share of $0.0668. We issued a second purchase notice for 10,190,252 shares on June 4, 2024 (the “Second Purchase Notice”). The closing under the Second Purchase Notice took place on June 10, 2024 at a price per share of $0.05175.

Triton also committed to purchase a number of additional shares such that the total proceeds to be received by us on or before June 7, 2024 pursuant to the CSPA would exceed $3,000,000, including those shares that are the subject of the Purchase Notices (such shares, the “Backstop Shares”). The Backstop Shares, totaling 26,259,020 purchased at a price per share of $0.0759.

Subject to receiving shareholder approval pursuant to this proposal, we have agreed to issue additional shares of Common Stock to Triton (the “True-Up Shares”) of a value such that it will receive the number of shares that it would have received had the purchase price for the Backstop Shares been the Purchase Price (i.e., $0.05175) rather than the Minimum Price (i.e., $0.0759). The final amount of shares to be issued will be calculated based on the Minimum Price at the time of issuance of such shares, which will be three trading days following the receipt of shareholder approval. Assuming the same Purchase Price, this would result in the issuance of an additional            shares.

The CSPA is subject to certain limitations, including that Triton cannot purchase any shares that would result in it beneficially owning more than 9.99% of our outstanding Common Stock at the time of a Purchase Notice or pursuant to acquiring Backstop Shares, or acquiring during the Commitment Period more than 19.99% of the aggregate amount of Common Stock issued and outstanding as of the date of the CSPA pursuant to Purchase Notices, calculated in accordance with the rules of Nasdaq, which number is to be reduced, on a share-for-share basis, by the number of shares of Common Stock issued or issuable pursuant to any transaction or series of transactions that may be aggregated with the transactions contemplated by the CSPA under the applicable rules of Nasdaq, unless the Company obtains stockholder approval to do so or the average price of all applicable sales of shares under the CSPA equals or exceeds the Minimum Price.

Pursuant to the CSPA, we are required to and have agreed to register the issuance of all shares which Triton may acquire under the CSPA.

We may terminate the CSPA at any time by written notice to Triton.

The foregoing description of the CSPA is not complete and is qualified in its entirety by reference to the CSPA, which is filed as Exhibit 10.1 to our Current Report on Form 8-K filed with the SEC on May 28, 2024.

None of our directors or officers have an interest in this proposal.

Reasons for the Stockholder Approval

Our Common Stock is currently listed on the Nasdaq Global Market, and as a result, we are subject to the Nasdaq Listing Rules. In order to comply with the Nasdaq Listing Rules and to satisfy conditions under the CSPA, we are seeking stockholder approval of this proposal.

Nasdaq Listing Rule 5635(d) requires stockholder approval prior to the issuance of securities in connection with a transaction other than a public offering involving the sale, issuance or potential issuance of common stock (or securities convertible into or exercisable for common stock) in an amount equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance at a price less than the “Minimum Price.”

The Minimum Price is defined as the lower of (i) the closing price of the common stock immediately preceding the signing of the binding agreement or (ii) the average closing price of the common stock for the five trading days immediately preceding the signing of the sale agreement.

Accordingly, we are seeking stockholder approval under Nasdaq Listing Rule 5635(d) for the sale, issuance or potential issuance by us of Common Stock in excess of 20% of the shares of our Common Stock outstanding immediately prior to the entry into the CSPA at an price less than the minimum price permitted under Nasdaq rules as a result of the issuance of shares of Common Stock pursuant to the CSPA whether True-Up Shares or otherwise, including in the future.

Dilution and Potential Adverse Impact of Approval of this CSPA Proposal

The issuances of shares of Common Stock under the CSPA will result in an increase in the number of shares of Common Stock outstanding and our stockholders will incur dilution of their percentage ownership as a result. Following such issuances, our current stockholders will own a smaller proportionate interest in the Company and, therefore, have less ability to influence corporate decisions requiring stockholder approval. The issuance of such shares could also have a dilutive effect on our book value per share and on any future earnings per share, and the sale or any resale of such shares could cause prevailing market prices for our Common Stock to decline.

However, we cannot predict the substance of any future Purchase Notices or the market price of our Common Stock at any future date and, therefore, we cannot predict the actual number of shares of Common Stock that will be issued under the CSPA. Because the number of shares of Common Stock that may be issued to Triton pursuant to the CSPA is determined based on the market price at the time of issuance, the exact magnitude of the dilutive effect cannot be conclusively determined. However, the dilutive effect may be material to our current stockholders.

Consequences of Not Approving this CSPA Proposal

If stockholder approval is not obtained for this CSPA Proposal, we may be required to incur additional costs in order to hold additional stockholder meetings to seek such approval. In addition, we will not be able to continue to raise capital through the issuance of shares pursuant to the CSPA if any such issuance(s) exceed the Exchange Cap and the applicable purchase price is less than is permitted pursuant to Nasdaq Listing Rule 5635(d).

If we are limited in our ability to raise additional capital under the CSPA, we may not be able to continue to operate, or may not be able to execute on our strategic plans. In addition, we may need to seek alternative sources of capital to fund our operations, which may not be available to us on favorable terms, or at all, and failure to obtain stockholder approval of this CSPA Proposal may discourage future investors from engaging in future financings with us. We can provide no assurance that we would be successful in raising funds in the future or that such funds could be raised at prices that would not create substantial dilution for our existing stockholders.

Vote Required

To be approved by the stockholders, the proposal must receive the affirmative vote of a majority of the votes cast at the Special Meeting. Abstentions and broker non-votes will have no effect on this proposal.

Our BOARD unanimously recommends you vote “FOR” the CSPA
Proposal.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table shows information with respect to the beneficial ownership of our Common Stock as of May 30, 2024, for:

•        each person known to us to own beneficially 5% or more of our outstanding Common Stock;

•        each of our directors or director nominees;

•        each of our named executive officers; and

•        all of our directors and executive officers as a group.

As of May 30, 2024, there were 112,846,341 shares of our Common Stock outstanding. Except as indicated by footnote and subject to community property laws where applicable, to our knowledge, the persons named in the table below have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them:

The amounts and percentages of shares beneficially owned are reported on the basis of SEC regulations governing the determination of beneficial ownership of securities. Under SEC rules, a person is deemed to be a “beneficial owner” of a security if that person has or shares voting power or investment power, which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days. Securities that can be so acquired are deemed to be outstanding for purposes of computing such person’s ownership percentage, but not for purposes of computing any other person’s percentage. Under these rules, more than one person may be deemed to be a beneficial owner of the same securities and a person may be deemed to be a beneficial owner of securities as to which such person has no economic interest.

NAME OF BENEFICIAL OWNER	NUMBER OF SHARES OF COMMON STOCK	% OF COMMON STOCK
DIRECTORS, DIRECTOR NOMINEES, NAMED EXECUTIVE OFFICERS AND 5% STOCKHOLDERS(1)
Krishna K. Gupta(2)	14,671,539	13.0%
Keith Kravcik	—	—%
Gail Zauder	114,765	* %
Xavier Casanova(3)	104,643	* %
Dan Mosher(4)	279,779	* %
Edward Scheetz	390,847	* %
Rajat Suri(5)	7,018,232	6.2%
Matthew MacDonald	—	—%
Tewfik Cassis	15,000	* %
Stephen Herbert	—	—%
All Directors and Executive Officers as a group (12 individuals)	15,824,552	14.0%
Five Percent Holders:
Cleveland Avenue, LLC(6)	16,000,000	14.2%

____________

*        Less than one percent.

(1)      Unless otherwise noted, the business address of each of Presto’s stockholders is c/o Presto Automation Inc., 985 Industrial Road, Suite 205, San Carlos, CA 94070.

(2)      Consists of (i) (a) 14,671,539 shares of Common Stock and (b) 59,134 options to purchase shares of Common Stock exercisable within 60 days held by KKG Enterprises LLC, for which Krishna K. Gupta is the managing member; (ii) 48,816 shares of Common Stock held of record by Romulus Capital I, L.P. (“Romulus I”), for which Mr. Gupta is one of two members of Palatine Hill Ventures GP LLC, the general partner of Romulus I, through which Mr. Gupta exercises joint voting and dispositive control of the Common Stock held by Romulus I; (iii) 3,608,384 shares of Common Stock held of record by Romulus Capital II, L.P. (“Romulus II”), for which Mr. Gupta is one of two managing members of Romulus Capital II GP, LLC (the “Romulus GP”), the general partner of Romulus II, through which Mr. Gupta exercises joint voting and dispositive control of the Common Stock held by Romulus II; (iv) 8,225,642 shares of Common Stock held of record by

Romulus Capital III, L.P. (“Romulus III”), for which Mr. Gupta is one of two managing members of Romulus GP, which is the general partner of Romulus III, through which Mr. Gupta exercises joint voting and dispositive control of the Common Stock held by Romulus III; (v) 159,209 shares of Common Stock held of record by Romulus ELC B3 Special Opportunity, L.P. (“Romulus Special Opportunity”), for which Mr. Gupta is one of two managing members of Romulus GP, which is the general partner of Romulus Special Opportunity, through which Mr. Gupta exercises joint voting and dispositive control of the Common Stock held by Romulus Special Opportunity; and (vi) 1,388,076 shares of Common Stock held of record by Zaffran Special Opportunities LLC, for which Mr. Gupta is the sole general partner.

(3)      Mr. Casanova was our Chief Executive Officer until his departure from the Company on February 4, 2024.

(4)      Mr. Mosher was our President since March 2023 until his departure from the Company on October 16, 2023. The shares reflected as beneficially owned by Mr. Mosher are based on information disclosed in a Form 4 filed by Mr. Mosher on November 27, 2023. The holdings reflected do not take into account any transactions that may have occurred after Mr. Mosher was no longer subject to the reporting obligations of Section 16(a) of the Exchange Act.

(5)      Consists of (i) 2,234,703 shares of Common Stock and (ii) 4,783,529 options to purchase shares of Common Stock exercisable within 60 days. Mr. Suri resigned from his roles with the Company on March 21, 2023, and any unvested stock options were accelerated on March 25, 2023 and any stock options vested as of such date would remain exercisable for three years. The shares reflected as beneficially owned by Mr. Suri are based on information disclosed in a Form 4 filed by Mr. Suri on July 28, 2023. The holdings reflected do not take into account any transactions that may have occurred after Mr. Suri was no longer subject to the reporting obligations of Section 16(a) of the Exchange Act.

(6)      Consists of 16,000,000 shares of Common Stock held of record by Presto CA LLC (“Presto CA”). Cleveland Avenue Food and Beverage Fund II, LP (“CAFB Fund II”) is the sole member of Presto CA. Cleveland Avenue GP II, LLC (“Cleveland Avenue GP II”) is the general partner of CAFB Fund II. Cleveland Avenue, LLC (“CA LLC”) is the sole member of Cleveland Avenue GP II. Donald Thompson is the sole manager of CA LLC. Consequently, Mr. Thompson may be deemed to have sole voting and dispositive power over the shares held directly by Presto CA. Mr. Thompson disclaims beneficial ownership of these securities except to the extent of any pecuniary interest therein. The principal business address of Presto CA is c/o Cleveland Avenue, 222 N. Canal St., Chicago, IL 60606.

OTHER MATTERS

We know of no other business that will be presented at the Special Meeting. If any other matter properly comes before the stockholders for a vote at the Special Meeting, however, the proxy holders will vote your shares in accordance with their best judgment. This discretionary authority is granted by the execution of the form of proxy.

OTHER INFORMATION

Householding of Proxies

SEC rules permit companies and intermediaries such as brokers to satisfy delivery requirements with respect to two or more stockholders sharing the same address by delivering a proxy statement or a single notice of internet availability of proxy materials addressed to those stockholders. This process, which is commonly referred to as “householding”, can reduce the volume of duplicate information received at households. While the Company does not household, a number of brokerage firms with account holders have instituted householding. Once a stockholder has consented or receives notice from their broker that the broker will be householding materials to the stockholder’s address, householding will continue until the stockholder is notified otherwise or until one or more of the stockholders revokes their consent. If your Proxy Statement, been househeld and you wish to receive separate copies of these documents now and/or in the future, or if your household is receiving multiple copies of these documents and you wish to request that future deliveries be limited to a single copy, you may notify your broker. You can also request and we will promptly deliver a separate copy of the proxy materials by writing to: 985 Industrial Road, Suite 205, San Carlos, CA 94070 or by telephone at: (650) 817-9012.

Additional Filings

The Company’s reports on Forms 10-K, 10-Q, 8-K and all amendments to those reports are available without charge through the Company’s website, https://presto.com, as soon as reasonably practicable after they are electronically filed with, or furnished to, the SEC. Our Code of Conduct, Audit Committee Charter, Nominating and Corporate Governance Committee Charter, Compensation Committee Charter, Strategic Finance Committee Charter, Corporate Governance Guidelines and amendments thereto are also available at our website, as described above. If we make any amendments to our Code of Conduct or grant any waiver, including any implicit waiver, from a provision of either code applicable to our CEO, CFO or principal accounting officer requiring disclosure under applicable SEC rules, we intend to disclose the nature of such amendment or waiver on our website. The content of our website, however, is not part of this Proxy Statement.

You may request a copy of our SEC filings, as well as the foregoing corporate documents, at no cost to you, to the Company by writing to: 985 Industrial Road, Suite 205, San Carlos, CA 94070.

Stockholder Proposals for 2024 Annual Meeting of Stockholders

Stockholders of the Company may submit proposals that they believe should be voted upon at the Company’s annual meeting of Stockholders or nominate persons for election to the Board. Pursuant to Rule 14a-8 under the Exchange Act, stockholder proposals meeting certain requirements may be eligible for inclusion in the Company’s proxy statement (the “2024 Proxy Statement”) for the Company’s 2024 annual meeting of stockholders (the “2024 Annual Meeting”). To be eligible for inclusion in the 2024 Proxy Statement, any such stockholder proposals must be submitted in writing to the Secretary of the Company no later than June 29, 2024 in addition to complying with certain rules and regulations promulgated by the SEC. The submission of a stockholder proposal does not guarantee that it will be included in the 2024 Proxy Statement.

Alternatively, stockholders seeking to present a stockholder proposal or nomination at the 2024 Annual Meeting, without having it included in the 2024 Proxy Statement, must timely submit notice of such proposal or nomination. To be timely, a stockholder’s notice must be received by the Secretary at the principal executive offices of the Company not later than 5:00 p.m. Eastern Time on the 90th day nor earlier than 5:00 p.m. Eastern Time on the 120th day prior to the first anniversary of the 2023 Annual Meeting of Stockholders. For the 2024 Annual Meeting, this means that any such proposal or nomination must be submitted no earlier than August 8, 2024 and no later than September 7, 2024. Notwithstanding the foregoing, if the date of the 2024 Annual Meeting is more than 30 days before or more than 70 days after the first anniversary of the 2023 Annual Meeting, to be timely, a stockholder’s notice must be received by the Secretary at the principal executive offices of the Company no earlier than 5:00 p.m. Eastern Time on the 120th day prior to the 2024 Annual Meeting and not later than the later of 5:00 p.m. Eastern Time on the 90th day prior to the 2024 Annual Meeting, or the 5:00 p.m. Eastern Time on the 10th day following the day on which public announcement of the date of the 2024 Annual Meeting is first made by the Company.

Additionally, in order for stockholders to give timely notice of nominations for directors for inclusion on a universal proxy card in connection with the 2024 Annual Meeting of Stockholders, notice must be submitted by the same deadline as disclosed above under the advance notice provisions of our Bylaws and must include the information in the notice required by our bylaws and by Rule 14a-19(b)(2) and Rule 14a-19(b)(3) under the Exchange Act (including a statement that the stockholder intends to solicit the holders of shares representing at least 67% of the voting power of shares entitled to vote on the election of directors in support of director nominees other than our nominees).

Notices of any proposals or nominations for the Company’s 2024 Annual Meeting of Stockholders should be sent to Presto Automation Inc., Attention: Secretary, 985 Industrial Road, Suite 205, San Carlos, CA 94070.

Appendix A

PRESTO AUTOMATION INC.

Form of Amendment to the Second Amended and Restated Certificate of Incorporation

Presto Automation Inc. (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware, hereby certifies as follows:

1.      The name of the Corporation is Presto Automation Inc.

2.       The Board of Directors of the Corporation has duly adopted a resolution pursuant to Section 242 of the General Corporation Law of the State of Delaware setting forth a proposed amendment to the Second Amended and Restated Certificate of Incorporation of the Corporation (as amended, the “Certificate of Incorporation”) and declaring said amendment to be advisable. The requisite stockholders of the Corporation have duly approved said proposed amendment in accordance with Section 242 of the General Corporation Law of the State of Delaware. The amendment amends the Certificate of Incorporation of the Corporation as follows:

3.     The Certificate of Incorporation is hereby amended by adding the following new Section 4.3 to ARTICLE IV:

“Section 4.3. Reverse Stock Split.

Upon this Certificate of Amendment to the Second Amended and Restated Certificate becoming effective pursuant to the DGCL (the “Effective Time”) the shares of the Corporation’s Common Stock, par value $0.0001 per share, issued and outstanding immediately prior to the Effective Time and the shares of Common Stock issued and held in the treasury of the Corporation immediately prior to the Effective Time shall be reclassified as and combined into a smaller number of shares such that every [•]1 shares of issued and outstanding Common Stock immediately prior to the Effective Time are automatically combined into one (1) validly issued, fully paid and nonassessable share of Common Stock, par value $0.0001 per share (the “Reverse Stock Split”). Notwithstanding the immediately preceding sentence, no fractional shares shall be issued and, in lieu thereof, any person who would otherwise be entitled to a fractional share of Common Stock as a result of the reclassification and combination following the Effective Time (after taking into account all fractional shares of Common Stock otherwise issuable to such holder) shall be entitled to receive a cash payment equal to the number of shares of the Common Stock held by such stockholder before the Reverse Stock Split that would otherwise have been exchanged for such fractional share interest multiplied by the average closing sales price of the Common Stock as reported on the Nasdaq Capital Market for the ten (10) days preceding the Effective Time.

Each stock certificate or book-entry position that, immediately prior to the Effective Time, represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time shall, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent that number of whole shares of Common Stock after the Effective Time into which the shares of Common Stock formerly represented by such certificate or book-entry position shall have been reclassified and combined (as well as the right to receive cash in lieu of fractional shares of Common Stock after the Effective Time).”

4.      The foregoing amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

5.      All other provisions of the Certificate of Incorporation shall remain in full force and effect.

6.      This Certificate of Amendment shall be effective as of ____ at ____ Pacific Time.

____________

1        The Board of Directors will have the discretion to effect the Reverse Stock Split at a ratio of any whole number between not less than 1-for-25 and not greater than 1-for-100.

A-1

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by             , its             , this day of             , 2024.

PRESTO AUTOMATION INC.
By:
Name:
Title:

A-2

PRELIMINARY PROXY CARD - SUBJECT TO COMPLETION PRESTO AUTOMATION INC. 985 INDUSTRIAL ROAD SAN CARLOS, CA 94070 SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/PRST2024SM2 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V52929-S90908 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY PRESTO AUTOMATION INC. The Board of Directors recommends you vote FOR the following proposals: For Against Abstain 1. To approve an amendment to the Second Amended and Restated Certificate of Incorporation of the Company, as amended, to effect a reverse stock split of all of the issued and outstanding shares of our common stock, par value $0.0001 per share (“Common Stock”), at a ratio in the range of one-for-25 to one-for-100, with the exact ratio of, effective time of and decision to implement the reverse stock split to be determined at by the Board of Directors in its sole discretion. 2. To approve the issuance of shares of Common Stock in an amount in excess of 19.99% of the Company’s outstanding Common Stock before the issuance of such shares, as required by and in accordance with Nasdaq Listing Rule 5635(d), which in the case of the issuance of shares to Presto CA LLC (“Presto CA”) set forth in subparagraph (i) will also result in an issuance of shares that may be deemed a change of control under Nasdaq Listing Rule 5635(b), pursuant to the terms of (i) that certain Securities Purchase Agreement, dated October 10, 2023, by and between the Company and Presto CA, an entity affiliated with Cleveland Avenue LLC (“Cleveland Avenue”), upon the operation of anti-dilution provisions contained therein and (ii) those certain Warrants to Purchase Common Stock, dated October 16, 2023, by and between the Company and each of Metropolitan Levered Partners Fund VII, LP, Metropolitan Partners Fund VII, LP, Metropolitan Offshore Partners Fund VII, LP and CEOF Holdings LP (collectively, the “Lenders”), upon the operation of anti-dilution provisions contained therein. Cleveland Avenue is a significant stockholder of the Company, and Keith Kravcik, a director of the Company, is the Chief Investment Officer of all of Cleveland Avenue’s various Investment Funds, including the funds invested in the Company. Presto CA is a lender under a secured promissory note, dated as of March 21, 2024, in principal amount of $4 million. The Lenders are lenders under that certain Credit Agreement dated as of September 21, 2022, as amended to date, by and among the Company, the Lenders and the other parties thereto. 3. To approve the issuance of shares of Common Stock in an amount in excess of 19.99% of the Company’s outstanding Common Stock before the issuance of such shares, as required by and in accordance with Nasdaq Listing Rule 5635(d), pursuant to the terms of those certain Common Stock Purchase Agreements, dated November 17, 2023, by and between the Company and the purchasers named therein upon the operation of anti-dilution provisions contained in such agreements. 4. To approve the potential issuance of shares of Common Stock underlying convertible notes and warrants, in an amount in excess of 19.99% of the Company’s outstanding Common Stock before the issuance of such convertible notes and warrants, as required by and in accordance with Nasdaq Listing Rule 5635(d), pursuant to (i) the terms of those certain Securities Purchase Agreements, dated January 29, 2024, by and between the Company and the purchasers named therein and (ii) the terms of those certain Warrants to Purchase Common Stock, dated January 30, 2024, by and between the Company and the Lenders, each upon the operation of anti-dilution provisions contained therein. 5. To approve the issuance of shares of Common Stock in an amount in excess of 19.99% of the Company’s outstanding Common Stock before the issuance of such shares, as required by and in accordance with Nasdaq Listing Rule 5635(d), pursuant to the terms of those certain Common Stock Purchase Agreements, dated May 22, 2024, by and between the Company and the purchasers named therein upon the operation of anti-dilution provisions contained in such agreements. 6. To approve the issuance of shares of Common Stock to Triton Funds, LP (“Triton”), pursuant to that certain Common Stock Purchase Agreement, dated May 28, 2024, by and between the Company and Triton (the “CSPA”), which shares will represent more than 20% of the Company’s issued and outstanding Common Stock as of immediately prior to the signing of the CSPA, as required by Nasdaq Listing Rules 5635(d). Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:The Notice and Proxy Statement is available at www.proxyvote.com. V52930-S90908 PRESTO AUTOMATION INC. SPECIAL MEETING OF STOCKHOLDERS TO BE HELD JULY 16, 2024 AT 10:00 AM PACIFIC TIME THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS The stockholder(s) hereby appoint(s) Guillaume Lefevre and Susan Shinoff, or either of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Presto Automation Inc. that the stockholder(s)is/are entitled to vote at the Special Meeting of Stockholders to be held at 10:00 a.m. Pacific Time, on July 16, 2024, atwww.virtualshareholdermeeting.com/PRST2024SM2, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. CONTINUED AND TO BE SIGNED ON REVERSE SIDE